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INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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801 17th Avenue South, Myrtle Beach, South Carolina 29577

To our Shareholders:

The Annual Meeting of Shareholders of AVX Corporation (the "Company"), a Delaware corporation, will be held at the AVX Seaboard Facility located at 1900 Highway 501 East, Myrtle Beach, South Carolina 29577, on Tuesday, July 20, 2004, at 10:00 a.m., for the purpose of acting upon the following matters:

  To elect five Directors;

  To approve the AVX Corporation 2004 Stock Option Plan;

  To approve the AVX Corporation 2004 Non-Employee Directors' Stock Option Plan;

  To ratify the Management Incentive Plan; and

  To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

Only shareholders of record of the Company on June 30, 2004, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

The Company is furnishing an Annual Report on Form 10-K to shareholders in lieu of a separate annual report.

In order that your shares of stock may be represented at the Annual Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope, or use telephone or internet voting (as explained in the proxy voting instructions attached to the proxy card) before the Annual Meeting. If you attend the Annual Meeting, you may vote in person even though you have previously voted.

/S/ KURT CUMMINGS
Kurt Cummings Corporate Secretary

Myrtle Beach, South Carolina
June 30, 2004

YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE, OR USE TELEPHONE OR INTERNET VOTING BEFORE THE ANNUAL MEETING.

801 17th Avenue South, Myrtle Beach, SC 29577

PROXY STATEMENT
Annual Meeting of Shareholders
To be held Tuesday, July 20, 2004

This Proxy Statement is furnished to the shareholders of AVX Corporation ("AVX" or the "Company") in connection with the solicitation on behalf of the Board of Directors (the "Board") of proxies to be used at the Annual Meeting of Shareholders (as may be adjourned, the "Annual Meeting") to be held on Tuesday, July 20, 2004, at 10:00 a.m., at the AVX Seaboard Facility located at 1900 Highway 501 East, Myrtle Beach, South Carolina 29577, and any adjournment thereof. The Company expects that this Proxy Statement, with the accompanying proxy and the Annual Report on Form 10-K for the fiscal year ended March 31, 2004, will be mailed to shareholders on or about July 2, 2004.

Each share of AVX common stock, par value $.01 per share (the "Common Stock"), outstanding at the close of business on June 30, 2004, will be entitled to one vote on all matters acted upon at the Annual Meeting. On June 15, 2004, 173,658,332 shares of Common Stock were outstanding.

Shares will be voted in accordance with the instructions indicated in a properly executed proxy. In the event that voting instructions are omitted on any such proxy, the shares represented by such proxy will be voted as recommended by the Board. Shareholders have the right to revoke their proxies at any time prior to a vote being taken by: (i) delivering written notice of revocation before the Annual Meeting to the Corporate Secretary at the Company's principal offices; (ii) delivering a proxy bearing a later date or time than the proxy being revoked; (iii) resubmitting a vote by telephone or internet (as explained in the proxy voting instructions attached to the proxy card); or (iv) voting in person at the Annual Meeting.

The presence at the Annual Meeting, in person or by proxy, of shareholders holding in the aggregate a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. The affirmative vote of the holders of a plurality of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of the directors. All of the proposed matters other than the election of directors shall be decided by a majority of the votes cast by the holders of the Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. Proxies indicating shareholder abstentions will, in accordance with Delaware law, be counted as represented at the Annual Meeting for purposes of determining whether there is a quorum present, but will not be voted for or against any proposal to which the abstention relates. Abstentions will also be counted as a vote cast on any proposal (other than the election of directors) and, accordingly, will have the effect of a vote against the proposal. Shares represented by "broker non-votes" (i.e., shares held by brokers or nominees that are represented at a meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will be counted for purposes of determining whether there is a quorum, but will not be voted on such matter and will not be counted for purposes of determining the number of votes cast on such matter. With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares, an abstention or broker non-vote will have the same effect as a vote against the matter being voted upon.

The Company has been informed by the Trustee for the Company's retirement plans that shares of Common Stock held by the Trustee for such plans will be voted by the Trustee in accordance with instructions received from the participants, and if no instructions are received with respect to any shares, such shares will be voted in the same proportion as shares for which instructions are received from other participants in the plan.

At the date of this Proxy Statement, management does not know of any matter to be brought before the Annual Meeting for action other than the matters described in the Notice of Annual Meeting and matters incident thereto. If any other matters should properly come before the Annual Meeting, the holders of the proxies will vote and act with respect to such matters in accordance with their best judgment. Discretionary authority to do so is conferred by the enclosed proxy.

PROPOSAL I
ELECTION OF DIRECTORS

NOMINATIONS FOR THE BOARD OF DIRECTORS

The Board of Directors has fixed the size of the Board at eleven (11). It is currently divided into three classes elected for staggered terms. The Board of Directors proposes that the nominees identified below be elected as directors to serve for the terms indicated.

Carroll A. Campbell, Jr., who served as a Director since August 1995, retired from the Board in May 2004. In May 2004, Joseph Stach was appointed by the Board to fill the director vacancy in Class II until the next annual election. Mr. Michihisa Yamamoto, who served as a Director since 1997, retired from the Board in June 2004.

Directors Standing for Election

CLASS II

Nomination for term expiring at the Annual Meeting in 2006

JOSEPH STACH Age 65 -Retired since October 2003. Vice President of Advanced Energy Industries, a manufacturer of products for hi-tech manufacturing processes, from October 1998 to 2003. Chairman, CEO and President of RF Power Products, Inc., a manufacturer and distributor of radio frequency power delivery systems, from August 1991 to October 1998. Executive Director, Center for Microelectronics Research, University of South Florida from January 1988 to April 1991. Mr. Stach was recommended for nomination by a non-management director.

CLASS I

Nominations for terms expiring at the Annual Meeting in 2007

KAZUO INAMORI Age 72 -Chairman Emeritus of the Board since 1997. Chairman of the Board from the Company's acquisition by Kyocera Corporation ("Kyocera") in 1990 to 1997. Chairman Emeritus of the Board of Directors of Kyocera since 1997 and served, prior to that, as Chairman of the Board of Directors of Kyocera, which he founded in 1959.

KENSUKE ITOH Age 66 -Member of the Board since 1990 and Vice-Chairman of the Board from 1997 to 2002. Chairman of Kyocera since 1999. President of Kyocera from 1989 to 1999. Representative Director of Kyocera since 1985.

BENEDICT P. ROSEN Age 67 -Chairman of the Board since 1997. President from 1993 to 1997, Chief Executive Officer from 1993 to 2001 and a member of the Board since 1990. Executive Vice President from 1985 to 1993 and employed by the Company since 1972. Senior Managing and Representative Director of Kyocera from 1995 to 2002 and previously served as a Managing Director of Kyocera from 1992 to 1995. Director of Crescent Bank, Crescent Mortgage Company, Nordson Corporation, New South Corporation, Trelys Fund and Carolina Financial Institution.

RICHARD TRESSLER Age 62 -Member of the Board since 1995. Professor Emeritus of Pennsylvania State University since 2002. Professor of Materials Science and Engineering at Pennsylvania State University from 1981 to 2002. Head of the Department of Materials Science and Engineering from 1991 to 2001.

These five directors have been nominated by the Board. Unless contrary instructions are given, it is intended that the votes represented by the proxies will be cast FOR the election of the persons listed above as directors. In the event that any of the nominees should become unavailable to stand for election, the Board may designate a substitute. It is intended that all properly executed and returned proxies will be voted FOR such substitute nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF THE PERSONS LISTED ABOVE.

Directors Continuing in Office

CLASS II

Terms expiring at the Annual Meeting in 2006

JOHN S. GILBERTSON Age 60 -Chief Executive Officer since 2001. President since 1997. Chief Operating Officer from 1994 to 2001 and a member of the Board since 1990. Executive Vice President from 1992 to 1997, Senior Vice President from 1990 to 1992 and employed by the Company since 1981. Managing Director of Kyocera since 1999 and Director of Kyocera since 1995. Member of the Board of Directors of Kyocera International, Inc. ("KII"), a United States subsidiary of Kyocera, since 2001.

RODNEY N. LANTHORNE Age 59 -Member of the Board since 1990. President of KII since 1987. Senior Managing and Representative Director of Kyocera since 1999. Director of Kyocera since 1988.

CLASS III

Terms expiring at the Annual Meeting in 2005

YASUO NISHIGUCHI Age 60 -Vice-Chairman of the Board since 2002 and member of the Board since 1999. President of Kyocera since 1999 and Representative Director of Kyocera since 1992. Executive Vice President of Kyocera from 1997 to 1999.

Masahiro Umemura Age 60 -Member of the Board since 1990. Executive Vice President of Kyocera since 1999. Representative Director of Kyocera since 1997. General Manager of the Corporate Development Division of Kyocera since 1992 and Managing Director of Kyocera from 1993 to 1997. Executive Vice President and Treasurer of KII from 1986 to 1992.

YUZO YAMAMURA Age 62 -Member of the Board since 1995. Senior Managing and Representative Director of Kyocera from 1995 to 1999. President of Kyocera Elco Corporation, a subsidiary of Kyocera, since 1992.

DONALD B. CHRISTIANSEN Age 65 -Member of the Board since 2002. Retired from AVX in 2000. Senior Vice President of Finance, Chief Financial Officer and Treasurer from 1997 to 2000. Vice President of Finance, Chief Financial Officer and Treasurer from 1994 to 1997. Chief Financial Officer from 1992 to 1994. Member of the Board from 1992 to 2000.

PROPOSAL II
ADOPTION OF THE AVX CORPORATION 2004 STOCK OPTION PLAN

In February 2004, the Board adopted, subject to shareholder approval, the AVX Corporation 2004 Stock Option Plan (the "2004 Stock Option Plan"). The purpose of the 2004 Stock Option Plan is to promote the interests of the Company and its subsidiaries by providing to their officers and key employees incentives to continue and increase their efforts with respect to, and remain in the employ of, the Company and its subsidiaries. In 1995, the Company adopted the AVX Corporation 1995 Stock Option Plan. No grants may be made under that plan after its tenth anniversary.

Pursuant to the 2004 Stock Option Plan, options may be granted to officers and key employees of the Company and its subsidiaries (approximately 100 persons as of June 1, 2004) for the purchase of up to 10,000,000 shares of Common Stock. The 2004 Stock Option Plan is administered by the Equity Compensation Committee of the Board that determines, at its discretion, the number of shares subject to each option granted and the related purchase price and option period.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AVX CORPORATION 2004 STOCK OPTION PLAN.

The following is a summary of the provisions of the 2004 Stock Option Plan, as proposed to be adopted, and is qualified in its entirety by reference to the plan document, a copy of which has been filed as an exhibit to the Company's 2004 Annual Report on Form 10-K and will be furnished without charge to any shareholder of the Company upon written request made to the Secretary of the Company.

Summary of the 2004 Stock Option Plan

Purpose. The general purpose of the 2004 Stock Option Plan is to promote the interests of the Company and its subsidiaries by providing to their employees incentives to continue and increase their efforts with respect to, and remain in the employ of, the Company and its subsidiaries.

Permissible Awards. The plan authorizes the granting of awards in the form of options to purchase shares of Common Stock, which may be incentive stock options or non-qualified stock options.

Limitations on Options. The number of shares reserved and available for issuance under the plan is 10,000,000. Shares that are no longer subject to purchase pursuant to an option due to expiration of the option or otherwise, will again be available for issuance under the plan. The aggregate fair market value (as defined in the plan) of the Common Stock with respect to which incentive stock options granted to an employee become exercisable for the first time during any calendar year may not exceed $100,000. To the extent this dollar limitation is exceeded, the excess options will be deemed to be non-qualified stock options. The maximum number of shares of Common Stock with respect to one or more options that may be granted during any one calendar year under the plan to any one participant is 1,000,000.

Administration

The 2004 Stock Option Plan is administered by the Equity Compensation Committee. The Board may, from time to time, also administer the plan. The Equity Compensation Committee or the Board has the authority to:

  interpret the plan;

  prescribe, amend and rescind rules and regulations relating to the plan;

  determine the terms of all options granted under the plan, the purchase price of the shares covered by each option, the individuals to whom and the time or times at which options shall be granted, whether an option shall be an incentive stock option or a nonqualified stock option, when an option can be exercised and whether in whole or in installments and the number of shares covered by each option;

  make all other necessary or advisable determinations with respect to the plan; and

  exercise all other powers and authority granted to it under the plan or necessary and advisable in the administration of the plan.

Options

Option Price. The purchase price per share of the Common Stock under the plan will be determined by the Equity Compensation Committee, but must not be less than 100% of the fair market value per share of the Common Stock at the time the option is granted. The purchase price of any incentive stock option granted to an employee who is a 10% shareholder must be at least 110% of the fair market value of the Common Stock that is subject to the incentive stock option at the time the option is granted.

Option Period. No option may terminate later than the day prior to the tenth anniversary of the date the option is granted. An incentive stock option granted to an employee who, at the time of the grant, is a ten percent shareholder will not be exercisable after the expiration of five years after the date of grant.

Exercisability of Options. The Equity Compensation Committee may provide for the exercise of options in installments and upon such terms, conditions and restrictions as it may determine.

If a participant voluntarily terminates his or her employment or his or her employment is terminated for cause (as defined in the plan), the Company will not have any further obligations to the participant under the plan, and his or her options (whether vested or not vested) shall immediately terminate in full. If a participant's employment is terminated by the Company for any reason other than cause, that employee's options may be exercised to the extent exercisable as of the employee's termination date in accordance with the option's terms, but in no event beyond the earlier of 90 days after the date of termination, unless such period is extended in the discretion of the Committee, or the scheduled expiration of such option.

If a participant's employment is terminated due to death, retirement or incapacity prior to the termination of his or her right to exercise without the participant having fully exercised an option, then the total number of shares of Common Stock underlying the option shall become exercisable. In the event of a termination of a participant's employment due to death or incapacity, or a participant's death following his or her termination of employment during the period in which his or her option remains exercisable, then notwithstanding the foregoing, such option may be exercised to the extent the option could have been exercised by the participant, by the participant's estate or by the person who acquired the right to exercise the option by bequest or inheritance for one year after the date of death or termination for incapacity, but in no event beyond the original expiration date of the option.

Assignability of Options. Non-qualified stock options may be transferred by gift to an immediate family member of the participant. Non-qualified and incentive stock options may be transferred by the laws of descent and distribution. Incentive stock options are otherwise non-transferable.

Method of Exercise and Withholding Taxes. The exercise price may be paid in cash or in shares of Common Stock already owned by the participant or partly in cash and partly in such shares, provided that if shares are used to pay the exercise price, such shares must have been held by the participant for at least that period of time, if any, as would be necessary to avoid variable accounting for the option. The Equity Compensation Committee may authorize additional methods by which the exercise price of an option may be paid (including "cashless exercises") and by which shares may be delivered to participants.

The Company or any parent or subsidiary of the Company has the authority and right to deduct or withhold, or require participants to remit to the Company, an amount sufficient to satisfy federal, state and local taxes required by law to be withheld with respect to any exercise or other taxable event arising as a result of the operation of the plan.

Effect of Certain Changes. In the event of a reorganization, recapitalization, merger, consolidation, acquisition of property or stock, extraordinary dividend or distribution, separation or liquidation of the Company, or any other event similarly affecting the Company, the Board or the Equity Compensation Committee shall have the right, but not the obligation, to provide that outstanding options granted under the plan shall (i) be canceled in respect of a cash payment or the payment of securities or property, or any combination thereof, with a per share value determined by the Board in good faith to be equal to the value received by the shareholders of the Company in such event in the respect of each share of Common Stock, with appropriate deductions of exercise prices, or (ii) be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction. In the event of a change in the Common Stock of the Company as presently constituted, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the plan.

Adjustments. If there is any change in the number of outstanding shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination, exchange of shares, merger, consolidation, liquidation, split-up, spin-off or other similar change in capitalization, any distribution to common shareholders, including a rights offering, other than cash dividends, or any like change, then the number of shares of Common Stock available for grant, the authorization limits under the plan, the number of such shares covered by outstanding options, and the price per share of such options shall be proportionately adjusted by the Equity Compensation Committee to reflect such change or distribution. In addition, in the event of a subdivision of the outstanding shares of Common Stock (stock-split), a declaration of a dividend payable in shares of Common Stock, or a combination or consolidation of the outstanding shares of Common Stock into a lesser number of shares, the authorization limits under the plan shall automatically be adjusted proportionately, and the shares of Common Stock then subject to each option shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

Termination and Amendment

The Board may at any time discontinue or amend the plan without shareholder approval, except that shareholder approval is required for any amendment that would (a) materially increase (except as described under "Effects of Certain Changes" and "Adjustments" above) the maximum number of shares of Common Stock for which options may be granted under the plan, (b) materially expand the class of employees eligible to participate in the plan, (c) expand the types of awards available under the plan, (d) otherwise materially increase the benefits to participants under the plan, or (e) otherwise constitute a material change requiring shareholder approval under applicable laws or stock exchange listing requirements.

At any time, the Equity Compensation Committee may amend, modify or terminate any outstanding option without approval of the participant; provided, however: (a) such amendment, modification or termination shall not, without the participant's consent, reduce the value of such option determined as if the option had been exercised on the date of such amendment or termination; (b) the original term of an option may not be extended without the prior approval of the shareholders; (c) except as otherwise provided under "Effects of Certain Changes" and "Adjustments" above, the exercise price of an option may not be reduced, directly or indirectly, without the prior approval of the shareholders; and (d) no termination, modification or amendment of the plan may, without the consent of the participant, adversely affect the rights of the participant under previously outstanding options. Unless sooner terminated by action of the Board, the plan will terminate on August 1, 2014. The Equity Compensation Committee may not grant options under the plan after that date, but options granted before that date will continue to be effective in accordance with their terms.

Certain Federal Tax Effects

The following is a brief general description of the consequences under the U.S. tax code and current federal income tax regulations of the receipt or exercise of options under the 2004 Stock Option Plan.

Non-qualified Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a non-qualified stock option under the 2004 Stock Option Plan. When the optionee exercises a non-qualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee's alternative minimum taxable income.

Benefits to Named Executive Officers and Others

As of June 1, 2004, no awards had been granted under the 2004 Stock Option Plan. All awards under the plan will be made at the discretion of the Equity Compensation Committee, the Board or under delegated authority. Therefore, it is not presently possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the plan in the future, or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if the plan had been in effect. As of June 1, 2004, the Common Stock had a closing sales price of $16.00 per share.

PROPOSAL III
ADOPTION OF THE 2004 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

In February 2004, the Board adopted, subject to shareholder approval, the 2004 Non-Employee Directors' Stock Option Plan (the "2004 Non-Employee Directors' Stock Option Plan"). The Board adopted this plan to secure for the Company and its stockholders the benefits of the incentive inherent in increased Common Stock ownership by the members of the Board who are not employees of the Company or any of its subsidiaries (a "Non-Employee Director"). In 1995, the Company adopted a Non-Employee Directors' Stock Option Plan. No grants may be made under that plan after its tenth anniversary.

Each Non-Employee Director who is not an employee of the Company or any of its subsidiaries is eligible to receive options under the 2004 Non-Employee Directors' Stock Option Plan. The total amount of Common Stock for which options may be granted under the plan shall not exceed 1,000,000 shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2004 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN.

The following is a summary of the provisions of the 2004 Non-Employee Directors' Stock Option Plan, as proposed to be adopted, and is qualified in its entirety by reference to the plan document, a copy of which has been filed as an exhibit to the Company's 2004 Annual Report on Form 10-K and will be furnished without charge to any shareholder of the Company upon written request made to the Secretary of the Company.

Summary of the 2004 Non-Employee Directors' Stock Option Plan

Purpose. The general purpose of the 2004 Non-Employee Directors' Stock Option Plan is to secure for the Company and its stockholders the benefits of the incentive inherent in increased Common Stock ownership by the members of the Board who are Non-Employee Directors.

Limitations on Options. The number of shares reserved and available for issuance under the plan is 1,000,000. Shares that are no longer subject to purchase pursuant to an option due to expiration of the option or otherwise, may be reoffered under the plan.

Administration

The 2004 Non-Employee Directors' Stock Option Plan is administered by the Board. The Board has the authority to:

  interpret the plan;

  prescribe, amend and rescind rules and regulations relating to the plan; and

  prescribe the form of the agreement embodying awards of stock options made under the plan and determine the restrictions, if any, on the ability of participants to earn-out and to dispose of any stock issued in connection with the exercise of any options granted pursuant to the plan.

Options

Option Grants. Each new Non-Employee Director elected on the date of an annual meeting of stockholders of the Company shall automatically receive an option for 15,000 shares of Common Stock as of the first day of the month following such annual meeting. Each Non-Employee Director who has been re-elected as a Non-Employee Director at an annual meeting shall automatically receive an additional option for 15,000 shares of Common Stock in the year in which the third anniversary of his or her latest option grant occurs provided that he or she has been re-elected as a Non-Employee Director. Each Non-Employee Director may also be granted other options under the plan from time to time upon prior approval by the full Board.

Exercise Price. The option exercise price shall be the fair market value (as defined in the plan) of the Common Stock subject to the option on the date the option is granted.

Option Period. No option or any part of an option shall be exercisable after the expiration of ten years from the date the option was granted.

Exercisability of Options. The person exercising the option must have been, at all times during the period beginning with the date of grant of the option and ending on the date of such exercise, a director of the Company, except that if such person ceases to be a director by reason of retirement, incapacity or death while holding an option that has not expired and has not fully been exercised, such person, or in the case of death, his or her executors, administrators or distributees, may at any time after the date such person ceases to be a director (but in no event after the option has expired) exercise the option (to the extent exercisable by the director on the date he or she ceased to be a director) with respect to any shares of Common Stock as to which such person has not exercised the option on the date the person ceased to be a director.

If a person who has ceased to be a director for any reason other than death, shall die holding an option that has not expired and has not fully been exercised, such person's executors, administrators, or distributees may exercise the option (to the extent vested and exerciseable by the decedent on the date of death), but in no event beyond the original expiration date of the option.

One-third of the total number of shares of Common Stock covered by all options shall become exercisable beginning with the first anniversary date of the grant of the option; thereafter an additional one-third of the total number of shares of Common Stock covered by the option shall become exercisable on each subsequent anniversary date of the grant of the option until on the third anniversary date of the grant of the option the total number of shares of Common Stock covered by the option shall become exercisable. In the event the Non-Employee Director ceases to be a director by reason of retirement, incapacity or death, the total number of shares of Common Stock covered by the option shall thereupon become exercisable. Such exercisable options must be exercised prior to the earlier of (i) one year after the date of such retirement, incapacity or death and (ii) the date of their original expiration.

Options granted to a person shall automatically be forfeited by such person if such person shall cease to be a director for reasons other than retirement, incapacity or death.

Non-assignability of Options. Options may be transferred by gift to an immediate family member of the participant or to a trust for the benefit of one or more of such immediate family members, the laws of descent and distribution or as otherwise permitted by the Board.

Method of Exercise and Withholding Taxes. In order to exercise an option, the Non-Employee Director must deliver a written notice of the exercise to the Company and make payment in full for the shares being acquired. The exercise price may be paid in cash, in shares of Common Stock already owned by the participant or partly in cash and partly in such shares (provided that the Board may impose such conditions on the use of such shares of Common Stock to exercise options as it deems appropriate), or by additional methods as may be authorized by the Board (including "cashless exercises").

The Company has the authority and right to deduct or withhold, or require participants to remit to the Company, an amount sufficient to satisfy federal, state and local taxes required by law to be withheld with respect to any exercise or other taxable event arising as a result of the operation of the plan.

Effect of Certain Changes. In the event of a reorganization, recapitalization, merger, consolidation, acquisition of property or stock, extraordinary dividend or distribution (other than as covered by "Adjustments" below), separation or liquidation of the Company, or any other event similarly affecting the Company, the Board shall have the right, but not the obligation, to provide that outstanding options granted under the plan shall (i) be canceled in respect of a cash payment or the payment of securities or property, or any combination thereof, with a per share value determined by the Board in good faith to be equal to the value received by the shareholders of the Company in such event in the respect of each share of Common Stock, with appropriate deductions of exercise prices, or (ii) be adjusted to represent options to receive cash, securities, property, or any combination thereof, with a per share value determined by the Board in good faith to be equal to the value received by the shareholders of the Company in such event in respect of each share of Common Stock, at such exercise prices as the Board in its discretion may determine is appropriate.

Adjustments. If there is any change in the number of outstanding shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination, exchange of shares, merger, consolidation, liquidation, split-up, spin-off or other similar change in capitalization, any distribution to common shareholders, including a rights offering, other than cash dividends, or any like change, then the number of shares of Common Stock available for options, the number of such shares covered by outstanding options, and the price per share of such options shall be proportionately adjusted by the Board to reflect such change or distribution. In addition, in the event of a subdivision of the outstanding shares of Common Stock (stock-split), a declaration of a dividend payable in shares of Common Stock, or a combination or consolidation of the outstanding shares of Common Stock into a lesser number of shares, the authorization limit and award amounts under the plan shall automatically be adjusted proportionately, and the shares of Common Stock then subject to each option shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

Termination and Amendment

The Board may at any time discontinue or amend the plan without shareholder approval, except that shareholder approval is required for any amendment that would (a) materially increase (except as described under "Effects of Certain Changes" and "Adjustments" above) the maximum number of shares of Common Stock for which options may be granted under the plan, (b) materially expand the class of persons eligible to participate in the plan, (c) expand the types of awards available under the plan, (d) otherwise materially increase the benefits to participants under the plan, or (e) otherwise constitute a material change requiring shareholder approval under applicable laws or stock exchange listing requirements.

At any time, the Board may amend, modify or terminate any outstanding option without approval of the optionee; provided, however: (a) such amendment, modification or termination shall not, without the optionee's consent, reduce the value of such option determined as if the option had been exercised on the date of such amendment or termination; (b) the original term of an option may not be extended without the prior approval of the shareholders; (c) except as otherwise provided under "Effects of Certain Changes" and "Adjustments" above, the exercise price of an option may not be reduced, directly or indirectly, without the prior approval of the shareholders; and (d) no termination, modification or amendment of the plan may, without the consent of the participant, adversely affect the rights of the participant under previously granted options. Unless sooner terminated by action of the Board, the plan will terminate on August 1, 2014. The Board may not grant options under the plan after that date, but options granted before that date will continue to be effective in accordance with their terms.

Certain Federal Tax Effects

The following is a brief general description of the consequences under the U.S. tax code and current federal income tax regulations of the receipt or exercise of options under the 2004 Non-Employee Directors' Stock Option Plan.

There will be no federal income tax consequences to the optionee or to the Company upon the grant of an option under the 2004 Non-Employee Directors' Stock Option Plan. When the optionee exercises an option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Benefits to Non-Employee Directors

Only Non-Employee Directors of the Company are entitled to participate in the plan (currently 10 persons). The following table shows the benefits that will accrue under the plan, for each year that it is in effect, to the persons and groups indicated.

2004 Non-Employee Directors' Stock Option Plan
Name and Position	Option Grants
	Dollar Value of Options	Number of Options
All Non-Employee Directors as a Group	1/	60,000 2/

1/ The dollar value of the above options is dependent on the difference between the exercise price and the fair market value of the underlying shares on the date of exercise. As of June 1, 2004, the fair market value of the shares was $16.00 per share, based on the closing price of the Common Stock on the New York Stock Exchange that day.

2/ Represents the number of options to be granted each year while the plan is in effect, assuming there are four persons elected or re-elected as Non-Employee Directors at the annual meeting of shareholders in such year who would each receive an option for 15,000 shares of Common Stock.

PROPOSAL IV
PROPOSED RATIFICATION OF THE MANAGEMENT INCENTIVE PLAN

In 2004, the Board adopted, subject to shareholder approval, the AVX Corporation Management Incentive Plan (the"MIP"), to supersede the AVX Corporation Management Incentive Plan (the "Predecessor Plan") previously in effect.

If the MIP is approved by the shareholders at the Annual Meeting, it will become effective as of April 1, 2004. If not approved by the shareholders at the Annual Meeting, the MIP will not be implemented.

The following is a summary of the provisions of the MIP, as proposed to be adopted, as is qualified in its entirety by reference to the plan document, a copy of which has been filed as an exhibit to the Company's 2004 Annual Report on Form 10-K and will be furnished without charge to any stockholder of the Company upon written request made to the Secretary of the Company.

The purpose of the MIP is to promote the interests of the Company and its subsidiaries by providing selected officers and key employees (approximately 9 persons as of June 1, 2004) incentives to continue and increase their efforts with respect to, and remain in the employ of, the Company and its subsidiaries.

The Compensation Committee is responsible for administering the MIP and has the authority to:

  interpret the MIP;

  prescribe, amend and rescind rules and regulations relating to the MIP;

  grant awards and determine the terms, provisions and conditions of all awards granted under the MIP (which need not be identical) and the individuals to whom and the time or times when awards shall be granted;

  determine the performance goals and performance period (each as defined in the MIP) applicable to awards granted under the MIP;

  make all other necessary or advisable determinations with respect to the MIP; and

  to exercise all other powers and authority granted to it under the MIP or necessary and advisable in the administration of the MIP.

Each participant in the MIP shall be eligible to receive a bonus award if the Company achieves specified performance goals based on the Company's income before special, unusual, restructuring or extraordinary items and income taxes. Performance goals under the MIP are established by the Compensation Committee no later than 90 days after the beginning of each fiscal year during the term of the MIP. The Committee has the discretion to later revise the performance goals solely for the purpose of reducing or eliminating the amount of compensation otherwise payable upon attainment of the performance goals. The amount of any bonus award paid to any employee with respect to any one fiscal year shall not exceed 200% of the employee's base salary for such year and in no event shall a bonus award to any employee with respect to any one fiscal year exceed $5,000,000. In making an award, the Compensation Committee shall take into account an employee's responsibility level, performance, cash compensation level, incentive compensation awards and such other considerations as it deems appropriate.

A performance award shall terminate for all purposes if an employee does not remain continuously employed and in good standing with the Company until payment of such award. An employee (or in the event of the employee's death, his or her beneficiaries or estate) whose employment was terminated because of death, disability or retirement will receive a pro rata portion of the payment of his or her award based upon the portion of the performance period during which he or she was so employed so long as the performance goals are subsequently achieved. Payment with respect to an award will be distributed in a lump sum wholly in cash, after appropriate tax withholdings, as soon as practicable following the determination of actual performance and approval by the Compensation Committee that the performance goals with respect to an award have been met. No awards may be transferred or assigned other than by will or by the laws of descent and distribution.

The plan may be amended or discontinued by the Compensation Committee without the approval of the Board.

Pursuant to section 162(m) of the U.S. tax code, the Company may not deduct compensation in excess of $1 million paid to its chief executive officer and its four next most highly compensated executive officers. The MIP is designed to comply with section 162(m) so that grants of performance awards that are conditioned on the performance goals set forth in the MIP will be excluded from the calculation of annual compensation for purposes of section 162(m) and will be fully deductible.

Benefits to Named Executive Officers and Others

In 2004, the Compensation Committee established the performance goals under the MIP for performance during the fiscal year ending March 31, 2005. Actual awards will depend on whether and to what degree the performance goals are met, which cannot currently be assessed. Therefore, it is not presently possible to determine the amounts that will be received by any individuals or groups pursuant to the MIP in the future, or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if the MIP had been in effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE MANAGEMENT INCENTIVE PLAN.

Ownership of Securities by Directors, Director Nominees and Executive Officers

The Common Stock is the only class of equity securities of the Company outstanding. As of March 31, 2004, the directors, director nominees and each executive officer currently named in the Summary Compensation Table below, individually, and all directors, director nominees and executive officers of the Company as a group, beneficially owned (i) shares of Common Stock of the Company and (ii) equity securities of Kyocera, as follows:

Name	Amount and Nature of Beneficial Ownership of Outstanding AVX Shares 1/		Number of AVX Shares Underlying Exercisable Options 2/	Total AVX Shares	Percentage of AVX Common Stock
Benedict P. Rosen	128,836		107,500	236,336	*
Kazuo Inamori	20,000		42,334	62,334	*
John S. Gilbertson	74,207		784,125	858,332	*
Donald B. Christiansen	12,348		5,000	17,348	*
Kensuke Itoh	6,000		42,334	48,334	*
Rodney N. Lanthorne	3,000		42,334	45,334	*
Yasuo Nishiguchi	1,000		15,667	16,667	*
Joseph Stach	-0-		-0-	-0-	*
Richard Tressler	5,207	3/	26,334	31,541	*
Masahiro Umemura	2,000		42,334	44,334	*
Yuzo Yamamura	2,000		42,334	44,334	*
C. Marshall Jackson	14,829		219,063	233,892	*
Carl Eggerding	7,978		115,730	123,708	*
Alan Gordon	-0-		32,900	32,900	*
Kurt Cummings	5,967		67,621	73,588	*

All directors, director nominees and executive officers as a group (A total of 19 individuals including those named above)	293,955		1,751,360	2,045,315	1.2%

Name	Amount and Nature of Beneficial Ownership of Outstanding Kyocera Equity Securities 1/		Number of Kyocera Equity Securities Underlying Exercisable Options 4/	Total Kyocera Equity Securities	Percentage of Kyocera Equity Securities
Benedict P. Rosen	286		10,000	10,286	*
Kazuo Inamori	11,486,165	5/	8,000	11,494,165	6.1%
John S. Gilbertson	15,605		8,000	23,605	*
Donald B. Christiansen	-0-		-0-	-0-	*
Kensuke Itoh	557,072		8,000	565,072	*
Rodney N. Lanthorne	3,398		10,000	13,398	*
Yasuo Nishiguchi	4,095		8,000	12,095	*
Joseph Stach	-0-		-0-	-0-	*
Richard Tressler	-0-		-0-	-0-	*
Masahiro Umemura	5,000		6,000	11,000	*
Yuzo Yamamura	82,000		6,000	88,000	*
C. Marshall Jackson	3,667		-0-	3,667	*
Carl Eggerding	-0-		-0-	-0-	*
Alan Gordon	-0-		-0-	-0-	*
Kurt Cummings	231		-0-	231	*

All directors, director nominees and executive officers as a group (A total of 19 individuals including those named above)	7,479,323		64,000	7,543,323	4.0%

* Less than 1%

1/ Includes interests, if any, in shares held in the Company's Deferred Compensation and Retirement Plan Trusts.

2/ Includes AVX shares under options exercisable as of March 31, 2004, and options which become exercisable within 60 days thereafter under the 1995 Stock Option Plan (the "1995 Stock Option Plan") or the Non-Employee Directors' Stock Option Plan.

3/ Includes 4,207 Phantom Shares accrued under the Deferred Compensation Plan for Eligible Board Members.

4/ Includes shares under options exercisable as of March 31, 2004, and options which become exercisable within 60 days thereafter under the Kyocera Stock Option Plan.

5/ Includes 4,680,000 shares held by the Inamori Foundation as to which Mr. Inamori, as President of the foundation, may be deemed to have voting and investment power. The aforementioned shares are not included in the total shares held by all directors, director nominees and executive officers as a group.

The information provided in the above chart as to each director, director nominee and named executive officer, individually, and all directors, director nominees and executive officers as a group, is based, in part, on information received from such individuals. The individuals hold sole voting and investment power over the shares indicated as owned by them except: Mr. Rosen, who shares voting rights and investment power over 33,694 AVX shares with his wife; Mr. Gilbertson, who shares voting rights and investment power over 1,000 AVX shares with his wife; and Mr. Lanthorne, who shares voting rights and investment power over 2,000 AVX shares and 3,398 Kyocera shares with his wife.

Security Ownership of Certain Beneficial Owners

Set forth below is a table indicating those persons whom the management of the Company believes to be beneficial owners of more than 5% of the Company's Common Stock as of March 31, 2004.

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Class 1/
Kyocera Corporation 6 Takeda Tobadono-cho Fushimi-ku, Kyoto 612-8501, Japan	121,800,000	2/	70.1%

Third Avenue Management LLC 767 Third Avenue New York, NY 10017-2023	12,226,740	3/	7.0%

1/ Based on a total number of 173,648,256 shares of Common Stock outstanding as of March 31, 2004.

2/ The shares held by Kyocera are subject to the voting and investment control of Kyocera's Board of Directors.

3/ Shares shown as beneficially owned by Third Avenue Management LLC are reported in a Form 13G/A filed by Third Avenue Management LLC dated as of January 20, 2004. Based on that filing, Third Avenue Management LLC has sole voting power with respect to 9,977,085 shares and sole dispositive power with respect to 12,226,740 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership of any class of the Company's equity securities. To the Company's knowledge, during the fiscal year ended March 31, 2004, all of its directors, officers and persons who hold more than 10% of the Company's Common Stock complied with all applicable Section 16(a) filing requirements.

Board of Directors - Governance

The Board has adopted Corporate Governance Guidelines to assist it in the performance of its duties and the exercise of its responsibilities and in accordance with the listing requirements of the New York Stock Exchange ("NYSE"). The guidelines are available on the Company's website at www.avx.com in the "Corporate Information Corporate Governance" section. The Board has also adopted a Code of Business Conduct and Ethics that applies to all of our directors and employees. The code is available on the Company's website at www.avx.com in the "Corporate Information Corporate Governance" section. You may request a copy of the guidelines or code by sending a request to the Secretary at P.O. Box 867, Myrtle Beach, South Carolina 29578.

Mr. Rosen has been selected by the Board as the "Presiding Director" to preside over periodic executive sessions of the Board in which members of management do not participate.

Because a majority of the Company's shares are owned by Kyocera, the Company is considered a "controlled company" under the applicable rules of the NYSE. Accordingly, the Company need not have a Board of Directors with a majority of independent directors or Nominating/Corporate Governance and Compensation Committees comprised entirely of independent directors.

The Company's Corporate Governance Guidelines indicate that the Board as a whole is responsible for nominating individuals for election to the Board by the shareholders based on candidates suggested by members of the Board, management and shareholders. The Board does not currently operate under a formal written charter when discharging its nominating functions.

The Board has not adopted specific objective requirements for service on the Board. Instead, the Board will consider various factors in determining whether to nominate an individual for election by the shareholders. Among other things, the Board expects each Director to:

  understand AVX's businesses and the marketplaces in which it operates regularly attend meetings of the Board and of the committees on which he or she serves review and understand the materials provided in advance of meetings and any other materials provided to the Board from time to time actively, objectively and constructively participate in meetings and the strategic decision-making processes share his or her perspective, background, experience, knowledge and insights as they relate to the matters before the Board and its committees be reasonably available when requested to advise the CEO and management on specific issues not requiring the attention of the full Board but where an individual director's insights might be helpful to the CEO or management.

The Board will consider candidates recommended by shareholders in the same manner as other candidates.

Shareholders and other interested parties who wish to communicate with the Board (including, in the case of shareholders, in order to nominate director candidates to the Board), individual board members, the Chairman of the Board (currently the Presiding Director) or the non-management directors as a group may do so by either of the following means:

  send correspondence by email to compliance@avxus.com; or

  write to AVX Corporation, Compliance Office, P.O. Box 3456, Myrtle Beach, SC 29578-3456.

All questions and concerns will be received and processed by the Corporate Compliance Office. Questions and concerns relating to AVX's accounting, internal accounting controls or auditing matters will be referred to the Chairman of the Audit Committee. Questions and concerns addressed to the Board will be referred to the Presiding Director. Other questions and concerns will be processed by the Corporate Compliance Office and forwarded to the addressees or distributed at the next scheduled Board meeting, as appropriate.

Board of Directors - Meetings Held and Committees

The Board held four meetings during the fiscal year ended March 31, 2004. During that period, all the directors, except Mr. Itoh, attended at least 75% of the meetings of the Board and meetings of the committees of the Board on which they served. The directors are encouraged and expected to attend the Annual Meeting of Shareholders if reasonably possible. All of the directors except for Mr. Itoh attended the Company's Annual Meeting of Shareholders held on July 22, 2003. The Board has the following standing committees and no nominating committee:

Executive Committee. The Executive Committee has been delegated authority by the Board to exercise the powers of the Board in matters pertaining to the management of the business. The Executive Committee held one meeting during the fiscal year ended March 31, 2004. The members of the Executive Committee are Messrs. Inamori (Chairman), Gilbertson, Lanthorne, Nishiguchi and Umemura.

Audit Committee. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act and operates under a written charter adopted by the Board of Directors. The Audit Committee is appointed by the Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility relating to the integrity of the Company's consolidated financial statements and the financial reporting processes; the systems of internal accounting and financial controls; the annual independent audit of the Company's consolidated financial statements; the independent registered public accounting firm's qualifications and independence; the performance of the Company's internal audit function and independent registered public accounting firm and any other areas specified by the Board of Directors of potential financial risks to the Company. The Audit Committee is also responsible for hiring, retaining and terminating the Company's independent registered public accounting firm. The Audit Committee met seven times during fiscal 2004.

The Audit Committee is comprised of three members. The members of the Audit Committee are Messrs. Christiansen (Chairman), Campbell (through May 2004), Stach (since May 2004) and Tressler. Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board of Directors has determined that the Company has at least one "audit committee financial expert", as defined by the Securities and Exchange Commission ("SEC"), serving on the Audit Committee. The "audit committee financial expert" designated by the Board is Mr. Christiansen. The Board has determined that an independent director is one who is free from any relationship that would interfere with his or her exercise of independent business judgment, receives no compensation from the Company or its subsidiaries other than director's fees and shall not be an affiliate of the Company or its subsidiaries. The Board of Directors has determined that the members of the Audit Committee are "independent" under the currently applicable rules of the NYSE, with the exception of Mr. Christiansen. Mr. Christiansen retired from the Company in July 2000, at which time he was serving as the Company's Senior Vice President of Finance, Chief Financial Officer and Treasurer. (In connection with his retirement, Mr. Christiansen continued to receive an amount equal to his then-current salary through June 2001.) As a result, he does not meet the current independence rules of the NYSE, because three years have not elapsed since the date of his last employment with the Company. With respect to Mr. Christiansen's membership on the Audit Committee during fiscal 2004, the Board has determined, in accordance with Section 303.02(D) of the NYSE rules as in effect through the date of the Annual Meeting, in its business judgment, that Mr. Christiansen's membership on the Audit Committee is in the best interest of the Company and its shareholders. In the opinion of the Board of Directors, Mr. Christiansen will exercise independent judgment and, because of his knowledge of the electronics industry and his years of experience in accounting and financial management, will materially assist the function of the Audit Committee. From and after the Annual Meeting, Mr. Christiansen will meet the independence standards of the NYSE that will then be in effect because three years will have elapsed since the conclusion of his salary continuation arrangement.

The Board of Directors has adopted a revised written charter for the Audit Committee. The charter is included as Appendix 1 to this Proxy Statement and is also available on the Company's website at www.avx.com in the "Corporate Information Corporate Governance" section.

Compensation Committee. The Compensation Committee has the full power and authority of the Board with respect to the determination of compensation for all executive officers of the Company. The Compensation Committee also has full power and authority over any compensation plan approved by the Board for employees of the Company and its subsidiaries, other than the 1995 Stock Option Plan and the 2004 Stock Option Plan, including the issuance of shares of Common Stock, as the Compensation Committee may deem necessary or desirable in accordance with such compensation plans. The Compensation Committee held one meeting during the fiscal year ended March 31, 2004. The members of the Compensation Committee are Messrs. Inamori (Chairman), Rosen, Nishiguchi, Tressler and Umemura.

Equity Compensation Committee. The Equity Compensation Committee is responsible for any action on all matters concerning the 1995 Stock Option Plan and the 2004 Stock Option Plan. This committee consists of Messrs. Tressler (Chairman), Campbell (through May 2004), Stach (since May 2004) and Umemura. The Equity Compensation Committee held two meetings during the fiscal year ended March 31, 2004.

Special Advisory Committee. The Special Advisory Committee is comprised of independent directors. The committee is required to review and approve all material contracts and transactions between the Company and related parties and to meet periodically in executive session. The Special Advisory Committee held two meetings during the fiscal year ended March 31, 2004. The members of the Special Advisory Committee are Messrs. Tressler (Chairman), Campbell (through May 2004), Stach (since May 2004) and Christiansen.

Compensation of Directors

Each director who is not an employee of the Company or Kyocera is paid an annual director's fee of $30,000, an attendance fee of $2,500 per Board or committee meeting and reimbursement of travel expenses. The Chairman of the Audit Committee also receives an additional $5,000 per year. Each director who is an employee of Kyocera is paid an attendance fee of $2,500 per Board or committee meeting and reimbursement of travel expenses. In addition, each director who is not an employee of the Company is granted stock options pursuant to the Non-Employee Directors' Stock Option Plan.

Stock Options

The Non-Employee Directors' Stock Option Plan adopted in 1995 authorizes the issuance of 650,000 shares of Common Stock, making available the grant of an option to purchase 15,000 shares of Common Stock to each Non-Employee Director (a director not employed by AVX) as of the date on which a Non-Employee Director is elected for the first time and every third anniversary thereafter. In addition, options to purchase shares of Common Stock may also be granted from time to time upon prior approval by the Board. The option becomes exercisable 33 1/3% one year after the date of the grant and an additional 33 1/3% at the end of each of the following two years, provided that the Non-Employee Director must continue to be a director at the date of exercise. However, if the Non-Employee Director's service terminates due to retirement, death or disability, his options shall thereupon become fully vested. Options have an exercise price equal to the fair market value (as defined in the plan) of the Common Stock on the date of grant. The Board administers this plan. The plan requires that options granted thereunder will expire on the date which is ten years after the date of grant, unless sooner terminated under the terms of the plan. Unless sooner terminated by action of the Board, the plan will terminate on August 1, 2005. Subject to certain exceptions that require shareholder approval, the plan may be amended or discontinued by the Board. Options granted under the plan are not assignable. There are no Federal tax consequences either to the Non-Employee Directors or to the Company upon the grant of an option. On exercise of an option, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the Non-Employee Director as ordinary income and deductible by the Company. The disposition of shares acquired upon exercise of an option will generally result in a capital gain or loss for the Non-Employee Director, but will have no tax consequences for the Company. AVX feels that it is important for members of the Board to be shareholders of the Company, to have an incentive to help the Company grow and prosper, and to share in that prosperity.

If the 2004 Non-Employee Directors' Stock Option Plan is approved by shareholders, the Non-Employee Directors will be granted options pursuant to such plan, as described in the section entitled "Proposal III - Adoption of the 2004 Non-Employee Directors' Stock Option Plan" in this Proxy Statement.

Deferred Compensation Plan for Eligible Board Members

The Deferred Compensation Plan for Eligible Board Members allows each "Outside Director" (a director not employed by AVX or Kyocera), at his election, to defer payment of certain portions of his compensation as a director. Deferrals are invested in an AVX Phantom Share Unit Fund. Each deferral is converted into a hypothetical investment in Common Stock using the price of the stock at each deferral period. At the time of pay out of the deferred accounts, the Company disburses to the Outside Director an equivalent number of shares of Common Stock "purchased" by the Outside Director during the entire deferral period, increased for any hypothetical reinvested dividends declared during the deferral period. An Outside Director's deferred account is paid, at the director's election, either on the 10th anniversary of each annual deferral or upon his ceasing to be a member of the Board of Directors.

Employment Agreement with Mr. Rosen

Mr. Rosen is Chairman of the AVX Board of Directors and retired from the Company in July 2003.

Mr. Rosen's employment agreement provided for a two-year advisory period upon retirement from the Company. During this advisory period, he is receiving an annual payment equivalent to his most recent base salary as a full-time employee ($600,000). If Mr. Rosen dies prior to or during the advisory period, his heirs will be entitled to the payments he would have received.

Executive Compensation

Cash Compensation

The following table shows cash compensation paid and certain other compensation paid or accrued by the Company for the fiscal years ended March 31, 2004, 2003 and 2002 to each of the Company's Chief Executive Officer and the next four most highly compensated executive officers ("Named Executive Officers") in all capacities in which they served.

Summary Compensation Table

		Annual Compensation			Long Term Compensation
Name & Position	Fiscal Year	Salary ($) 1/	Bonus ($)	Other Annual Compensation ($) 2/	Securities Underlying Options (#) 3/	All Other Compensation ($) 4/
John S. Gilbertson	2004	$ 558,000	$ -0-	$ 27,300	100,000	$ 72,500
Chief Executive Officer	2003	558,000	-0-	12,000	226,500	75,000
and President	2002	558,000	-0-	12,000	-0-	79,100

C. Marshall Jackson	2004	295,000	-0-	16,200	25,000	38,400
Executive Vice President	2003	295,000	-0-	11,200	56,250	39,400
of Sales and Marketing	2002	285,000	-0-	4,800	-0-	78,400

Carl Eggerding	2004	206,000	-0-	1,000	10,000	26,900
Vice President, Chief Technology	2003	206,000	-0-	1,000	26,330	27,800
Officer	2002	203,000	-0-	1,000	-0-	50,100

Alan Gordon	2004	191,000	-0-	18,400	5,000	32,400
Vice President of Sales and	2003	175,000	-0-	15,800	9,600	14,500
Marketing - Europe	2002	159,500	-0-	15,300	-0-	13,300

Kurt Cummings	2004	184,000	-0-	12,500	10,000	24,300
Vice President, Chief Financial	2003	184,000	-0-	10,700	18,500	24,400
Officer, Treasurer and Secretary	2002	175,000	-0-	10,700	-0-	47,600

1/ Includes amounts earned but deferred by the executive officer at his election, pursuant to the Company's savings or deferred compensation plans.

2/ Includes automobile cost allowances and contributions to a group life or medical insurance program, respectively, as follows for the fiscal year ended March 31, 2004: John S. Gilbertson - $24,000 and $3,300; C. Marshall Jackson - $14,400 and $1,800; Carl Eggerding $0 and $1,000; Alan Gordon - $16,400 and $2,000; Kurt Cummings - $12,000 and $500.

3/ All stock options were granted pursuant to the 1995 Stock Option Plan.

4/ All other compensation includes the Company's contribution on behalf of the respective Named Executive Officers pursuant to the terms of the AVX Corporation Deferred Compensation Plans (the "DCPs"), the AVX Corporation Retirement Plan (the "Retirement Plan") and the AVX Ltd. Pension Plan (the "Pension Plan"). For the fiscal year ended March 31, 2004, components of all other compensation described above for the respective Named Executive Officers was as follows for the DCP and Retirement Plan, respectively: John S. Gilbertson - $46,500 and $26,000; C. Marshall Jackson - $12,400 and $26,000; Carl Eggerding - $2,700 and $24,200; Kurt Cummings - $1,300 and $23,000. The amount indicated for Alan Gordon for the fiscal year ended March 31, 2004 reflects the Company's contribution on his behalf under the Pension Plan, a defined benefit pension plan administered by AVX Limited, a wholly-owned subsidiary of AVX Corporation. The Pension Plan provides for a retirement benefit equal to 60% of the final pensionable salary, as defined, after completing at least 20 years of continuing service, at age 65. Mr. Gordon has been employed by the Company since 1991. In the event of early retirement, the retirement benefit is proportionally reduced based on years of service. The estimated annual benefit payable to Mr. Gordon upon retirement, based on his estimated final pensionable salary, as defined, of $180,000 and 13.25 years of credited service is $49,000. Compensation covered by the Pension Plan generally corresponds with the annual compensation reported for Mr. Gordon in the summary compensation table above. Benefits under the Pension Plan are subject to deduction for certain offset amounts.

The amounts shown for each Named Executive Officer may exclude certain perquisites and other personal benefits that did not exceed, in the aggregate, the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the Named Executive Officer for any year included in this table.

Fiscal Year-End Option Values

The following table sets forth information with respect to options exercised during fiscal 2004 by the Named Executive Officers and fiscal year-end values of unexercised options held by the Named Executive Officers at year-end (all of which were granted by the Company pursuant to the 1995 Stock Option Plan).

Aggregated Option Exercises in Last Fiscal Year
And Fiscal Year-End Option Values
			Number of Shares Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End 1/
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
John S. Gilbertson	-0-	$-0-	746,625	294,875	$ 3,781,380	$ 938,965
C. Marshall Jackson	-0-	-0-	202,813	83,437	1,070,415	233,310
Carl Eggerding	-0-	-0-	108,230	38,500	423,040	107,930
Alan Gordon	-0-	-0-	26,900	18,700	65,707	28,946
Kurt Cummings	-0-	-0-	61,121	30,379	265,750	78,105

1/ In accordance with the rules of the SEC, values are calculated by subtracting the exercise price from the fair market value of the underlying Common Stock. For purposes of calculating the value of unexercised options exercisable and unexercisable, fair market value is deemed to be $16.49 per share, the closing price of the Common Stock reported for the NYSE Composite Transactions on March 31, 2004, the last trading day of the Company's fiscal year.

Option Grants in Fiscal 2004

The following table sets forth information regarding all options to acquire shares of Common Stock granted to the Named Executive Officers during the fiscal year ended March 31, 2004.

Stock Option Grants in Last Fiscal Year
Name	Number of Securities Underlying Stock Options Granted 1/ 2/	Percent of Total Stock Options Granted to Employees in Fiscal 2004	Exercise Prices Per Share 3/	Expiration Date	Grant Date Present Value 4/
John S. Gilbertson	100,000	20.0%	$ 11.92	6/03/2013	$ 513,280

C. Marshall Jackson	25,000	5.0%	11.92	6/03/2013	128,320

Carl Eggerding	10,000	2.0%	11.92	6/03/2013	51,328

Alan Gordon	5,000	1.0%	11.92	6/03/2013	25,664

Kurt Cummings	10,000	2.0%	11.92	6/03/2013	51,328

1/ Options were granted on June 3, 2003 to purchase shares of Common Stock. Twenty-five percent of the shares subject to options become exercisable one-year from the date of grant and 25% become exercisable on each of the three succeeding anniversary dates, provided the officer continues to be employed by the Company or any of its subsidiaries.

2/ The options were granted pursuant to the 1995 Stock Option Plan and do not provide tandem or stand-alone stock appreciation rights.

3/ Payment for shares of Common Stock upon exercise of a stock option may be made in cash, or with the Company's consent, shares of Common Stock or a combination of cash and shares of Common Stock.

4/ These amounts represent the estimated value of stock options at the respective dates of grant, calculated using the Black-Scholes option pricing model, based on the following assumptions used in developing the valuations for the grants issued on June 3, 2003: an expected volatility of 59.8%, for the grant date, based on the historical volatility of AVX Common Stock; an expected term of exercise of 4 years; a risk free rate of return of 1.43%; and a dividend yield of 1.27%. The actual value of the options, if any, realized by the officers will depend on the extent to which the market value of the Common Stock exceeds the exercise price of the option on the date the option is exercised. Consequently, there is no assurance that the value realized by the officer will be at or near the value estimated above. The amounts should not be used to predict stock performance. No gain to the officer is possible without an appreciation in stock value which will benefit all shareholders commensurately.

Employment Agreement

Mr. Gilbertson has an employment agreement that provides for a two-year advisory period upon retirement from the Company. During this advisory period, he will receive an annual payment equivalent to his most recent base salary as a full-time employee. If Mr. Gilbertson dies prior to or during the advisory period, his heirs will be entitled to the payments he would have received.

Equity Compensation Plan Information

The Company has two stock option plans, both of which are shareholder-approved plans. As of March 31, 2004, the number of options outstanding and remaining available under the approved plans were as follows:
Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance
Equity Compensation plans approved by security holders	4,594,017	$15.15	1,407,445
Equity compensation plans not approved by security holders	--	--	1/

1/ Members of the Board of Directors who are not employees of AVX or Kyocera are eligible to defer their annual director's fee and attendance fees in an AVX Phantom Share Unit Fund under the Deferred Compensation Plan for Eligible Board Members (not approved by shareholders) based on the Fair Market Value of the Common Stock at each Credit Date (all as defined in the plan). Payment of account balances to an eligible director (as prescribed in "Compensation of Directors" above) is payable in the form of a number of shares of Common Stock equal to the whole number of Phantom Shares Units (as defined) credited to such director under the plan. See "Compensation of Directors" above for more information.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended March 31, 2004, the Compensation Committee was comprised of Messrs. Inamori, Nishiguchi, Rosen (since July 2003), Tressler and Umemura and the Equity Compensation Committee was comprised of Messrs. Tressler, Campbell (through May 2004), Stach (since May 2004) and Umemura. Mr. Rosen formerly held the offices of Chief Executive Officer, President and Executive Vice President of AVX and Senior Managing and Representative Director and Managing Director of Kyocera. Dr. Inamori is Chairman Emeritus of the Board, Mr. Nishiguchi is President, and Mr. Umemura is Executive Vice President, of Kyocera. Kyocera owns 121,800,000 shares, or approximately 70.1%, of the Company's outstanding Common Stock as of March 31, 2004, and has engaged in a significant number and variety of related company transactions with the Company. The more significant arrangements and agreements between the Company and Kyocera are described under the caption "Relationship with Kyocera and Related Transactions" below. For additional information concerning positions with Kyocera held by executive officers and directors of the Company, see "Proposal I, Election of Directors, Nominations for the Board of Directors" above.

Report of the Compensation Committee and Equity Compensation Committee

This report provides an overview of the Company's executive compensation philosophy and describes the roles of the Compensation Committee and the Equity Compensation Committee.

The Compensation Committee, subject to review by the Board, makes determinations regarding salary levels and annual incentive bonus opportunities for executive officers, and performs other compensation related functions delegated to the Compensation Committee by the Board. The Equity Compensation Committee makes determinations regarding all option awards under the 1995 Stock Option Plan, including awards to executive officers.

The Company's compensation policy reflects a commitment to an executive compensation plan which enables the Company to attract, retain and motivate highly qualified management professionals. The Company's compensation philosophy is to directly align executive compensation with the financial performance of the organization. The Company believes that the relationship between executive compensation and Company performance will create a benefit for all shareholders.

The executive compensation program has been developed by the Compensation Committee using various factors which include historical earnings, review of industry competition executive compensation plans, and consultation with compensation experts. The key elements of the executive compensation program are base salary, annual incentive bonus and stock options, in addition to those benefits provided under the Company's retirement plans.

The Compensation Committee or the Equity Compensation Committee, as applicable, reviews and approves each element of the Company's executive compensation program and periodically assesses the effectiveness of the program as a whole. This program covers the Chief Executive Officer, the other named executive officers and all other executive officers of the Company. Specifically, the committees approve the salaries of all executive officers, cash awards under the Company's Management Incentive Plan ("MIP"), the grant of stock options under the 1995 Stock Option Plan, and the provision of any special benefits or perquisites to executive officers.

Base Salary Program

The base salary program is intended to provide base salary levels that are externally competitive and internally equitable, and to reflect each individual's sustained performance and cumulative contribution to the Company. Each executive officer's individual performance is reviewed to arrive at merit increase determinations. These merit increases are then reviewed within the context of the total merit increase budget to determine reasonableness.

Management Incentive Plan

The MIP provides for annual cash incentive compensation based on various performance measures for executive officer positions. Bonus awards are generally paid under the MIP if the Company's financial performance exceeds a pre-determined performance target. The bonus awards for the Chief Executive Officer are based on a percentage of target profits. The rest of the executive officers' bonuses are derived from a pool based on a percentage of target profits. There were no bonus awards under the MIP for the fiscal year ended March 31, 2004, due to the Company's financial results for the fiscal year.

1995 Stock Option Plan

The 1995 Stock Option Plan is designed to reward executive officers and other key employees directly for appreciation in the long-term price of the Company's stock. The plan directly links the compensation of executive officers to gains by the shareholders and encourages executive officers to adopt a strong stakeholder orientation in their work. The 1995 Stock Option Plan also places what can be a significant element of compensation at risk because the options have no value unless there is appreciation over time in the value of Company stock.

With the understanding that the value (if any) of stock options is based on future performance, the Company bases stock option grants on levels of expected value for long-term incentive grants among other companies and other comparable corporate employers. The Equity Compensation Committee periodically reviews the practices, grant levels and grant values of other companies to ensure the plan continues to meet the Company's objectives.

Other Benefits

Miscellaneous benefits offered to executive officers are designed to provide a safety net of protection against the financial catastrophes that can result from illness, disability or death. Benefits offered to executive officers are largely the same as those offered to the general employee population, with some variation, primarily to promote tax efficiency and replacement of benefit opportunities lost due to regulatory limits.

Chief Executive Officer Compensation

As Chief Executive Officer of the Company, Mr. Gilbertson's base salary reflects his substantial responsibilities. Based on these responsibilities, the Board awarded Mr.Gilbertson a base salary of $558,000 for fiscal 2004. As indicated above, Mr. Gilbertson did not receive a bonus award under the MIP for fiscal 2004 due to the Company's financial results for the fiscal year.

Deductibility of Executive Compensation

With respect to Section 162(m) of the Code and the underlying Internal Revenue Service (the "IRS") regulations pertaining to the deductibility of compensation to certain executive officers in excess of $1 million, the Compensation Committee has adopted a policy that it will attempt to comply with such limitations, to the extent practicable, including through its presentation of incentive compensation plans to the shareholders, for approval, where appropriate. However, the Compensation Committee has also determined that some flexibility is required, notwithstanding these IRS regulations, in negotiating and implementing the Company's incentive compensation program. It has, therefore, retained the option to award some bonus payments based on non-quantitative performance objectives and other criteria, which it may determine, at its discretion, from time to time.

Summary

The Compensation Committee and the Equity Compensation Committee believe the executive compensation program is adequate to accomplish the program's goals of attracting, retaining and motivating highly qualified management professionals. The Committees believe the executive compensation program is fair to both the executive officers and the Company.

SUBMITTED BY THE COMPENSATION AND THE EQUITY COMPENSATION COMMITTEES OF THE BOARD:

Kazuo Inamori, Chairman of Compensation Committee
Benedict Rosen
Yasuo Nishiguchi
Richard Tressler
Masahiro Umemura

Richard Tressler, Chairman of Equity Compensation Committee
Joseph Stach
Masahiro Umemura

Report of the Audit Committee

In accordance with its written charter, as adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During the fiscal year ended March 31, 2004, the Audit Committee met seven times, and the Audit Committee discussed the interim financial information contained in each quarterly earnings announcement with the Chief Financial Officer and independent registered public accounting firm prior to the public release.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the accountants and the Company that might bear on the accountants' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", discussed with the accountants any relationships that may impact their objectivity and independence and satisfied itself as to the accountants' independence. The Audit Committee also discussed with management and the independent registered public accounting firm the quality and adequacy of the Company's internal controls. The Audit Committee reviewed with the independent registered public accounting firm its audit plans, audit scope, and identification of audit risks.

The Audit Committee reviewed and discussed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees", and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm's examination of the financial statements.

The Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended March 31, 2004, with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company's financial statements, and the independent registered public accounting firm has the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee also reappointed the independent registered public accounting firm, PricewaterhouseCoopers, for the fiscal year ending March 31, 2005.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD:

Donald B. Christiansen, Chairman
Joseph Stach
Richard Tressler

Representatives of PricewaterhouseCoopers will attend the Annual Meeting. They will have an opportunity to make a statement if they so desire, and to respond to appropriate questions.

Principal Independent Registered Public Accounting Firm Fees

As reflected in the table below, the Company incurred fees of $2,017,000 and $2,872,000 in fiscal 2003 and 2004, respectively, for services performed by PricewaterhouseCoopers. Of these sums, $1,063,000 in fiscal 2003 and $2,287,000 in fiscal 2004 were for audit and audit related services. PricewaterhouseCoopers did not perform any financial system consulting services in fiscal 2003 or 2004.

	2003	2004
Audit Fees 1/	$958,000	$1,972,000
Audit Related Fees 2/	105,000	315,000
Tax Fees 3/	921,000	585,000
Other Fees 4/	33,000	-
Total Fees	$2,017,000	$2,872,000

1/ Amounts represent fees for the annual audit of the Company for the fiscal years ended March 31, 2003 and March 31, 2004, reviews of the Company's financial statements for interim periods and other regulatory filings in fiscal 2003 and fiscal 2004.

2/ Amounts primarily represent fees for the audits of employee benefit plans, statutory audits of certain foreign locations and other procedures related to documents filed with the SEC.

3/ Amounts represent fees for consultation on tax matters and tax compliance services.

4/ Amounts represent fees for non-financial system consulting services in fiscal 2003.

The Audit Committee of the Company's Board of Directors determined that the provision of non-audit services by PricewaterhouseCoopers to the Company during fiscal 2003 and fiscal 2004 was compatible with maintaining the independent registered public accounting firm's independence.

Audit Committee's Pre-approval Policies and Procedures

It is the policy of the Audit Committee to pre-approve all audit and permitted non-audit services (and the related fees and terms) to be provided to the Company by the independent registered public accounting firm. The authority to pre-approve non-audit services may be delegated by the Audit Committee to one or more members of the Committee, who shall present any decision to pre-approve an activity to the full Committee at the first meeting following such decision. None of the services described above were approved by the Audit Committee pursuant to the exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Relationship With Kyocera and Related Transactions

Since January 1990, Kyocera and AVX have engaged in a significant number and variety of related party transactions, including, without limitation, the transactions referred to in note 15 to the consolidated financial statements in AVX's Annual Report on Form 10-K for the fiscal year ended March 31, 2004. One principal strategic advantage for the Company is its ability to produce a broad product offering to its customers. The inclusion of products manufactured by Kyocera in that product offering is a significant component of this advantage. In addition, the exchange of information with Kyocera relating to the development and manufacture of multi-layer capacitors and various other ceramic products benefits the Company. An adverse change in the Company's relationship with Kyocera could have a negative impact on the Company's results of operations. AVX also has established several ongoing arrangements with Kyocera and has executed several agreements, the more significant of which are described below. In the fiscal year ended March 31, 2004, AVX had purchases of $266.7 million from Kyocera and received sales and other revenue of $31.6 million from Kyocera under these agreements. Except for the Buzzer Assembly Agreement, each of the agreements and any other transactions described below contains provisions requiring that the terms of any transaction under such agreement be equivalent to that to which an independent unrelated party would agree at arm's-length and is subject to the approval of the Special Advisory Committee of the AVX Board of Directors. The Special Advisory Committee is comprised of the independent directors of AVX and is required to review and approve such agreements and any other significant transactions between AVX and Kyocera not covered by such agreements. Periodically, the Special Advisory Committee reviews a summary of the Company's transactions with Kyocera to identify any significant transactions not covered by such agreements and investigates the nature and the terms of such transactions.

Products Supply and Distribution Agreement. Pursuant to the Products Supply and Distribution Agreement (the "Distribution Agreement") (i) AVX will act as the non-exclusive distributor of certain Kyocera-manufactured products to certain customers in certain territories outside of Japan, and (ii) Kyocera will act as the non-exclusive distributor of certain AVX-manufactured products within Japan. The Distribution Agreement has a term of one year, with automatic one-year renewals, subject to the right of termination by either party at the end of the then current term upon at least three months prior written notice.

Disclosure and Option to License Agreement. Pursuant to the Disclosure and Option to License Agreement (the "License Agreement"), AVX and Kyocera exchange confidential information relating to the development and manufacture of multi-layered ceramic capacitors and various other ceramic products, as well as the license of technologies in certain circumstances. The expiration date of the License Agreement is March 31, 2005.

Materials Supply Agreement. Pursuant to the Materials Supply Agreement (the "Supply Agreement"), AVX and Kyocera will from time to time supply the other party with certain raw and semi-processed materials used in the manufacture of ceramic capacitors and other ceramic products. The Supply Agreement will expire on March 31, 2005.

Buzzer Assembly Agreement. Pursuant to the Buzzer Assembly Agreement (the "Buzzer Agreement"), AVX assembles certain electronic components for Kyocera in AVX's Juarez, Mexico facility. Kyocera pays AVX a fixed cost mutually agreed upon by the parties for each component assembled, plus a profit margin. The Buzzer Agreement has automatic one-year renewals, subject to the right of either party to terminate upon six months written notice.

Machinery and Equipment Purchase Agreement. Pursuant to the Machinery and Equipment Purchase Agreement (the "Machinery Purchase Agreement"), AVX and Kyocera will from time to time design and manufacture for the other party certain equipment and machinery of a proprietary and confidential nature used in the manufacture of capacitors and other electronic components. The Machinery Purchase Agreement will terminate on March 31, 2005.

Acquisition of Assets from Kinseki. On April 2, 2004, the Company completed its previously announced acquisition of certain sales and marketing subsidiaries from Kinseki Ltd. of Japan, a wholly owned subsidiary of our majority stockholder, Kyocera. We now have the right to distribute crystal components previously sold by Kinseki in the Americas, Europe and parts of Asia. Annual sales of these products in these regions were approximately $80.0 million for the fiscal year ended March 31, 2004. The purchase was accounted for under the purchase accounting method in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations". The initial purchase price of $12.2 million is subject to adjustment upon the final determination of the value of assets purchased and liabilities assumed.

Stock Price Performance Graph

The following chart compares the percentage change in the cumulative total shareholder return on the Company's Common Stock from March 31, 1999 through March 31, 2004, with the cumulative total return of the S&P 500 Stock Index and a Peer Group index for such period.

The "Peer Group" is comprised of the following companies: Amphenol, Kemet, Methode, Molex and Vishay. The Stock Price Performance Graph above and the foregoing Reports of the Compensation Committee, Equity Compensation Committee and Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing with the Securities and Exchange Commission under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

2005 Shareholder Proposals

If any shareholder intends to present a proposal to the Company for inclusion in its proxy statement relating to the annual meeting of shareholders expected to be held in July 2005, or wishes to recommend nominees to the Board, such proposal, in writing and addressed to the Corporate Secretary, must be received by the Company no later than March 4, 2005.

In general, shareholder proposals intended to be presented at an annual meeting, including proposals for the nomination of directors, must be received by the Company no less than 60 days, but no more than 90 days, in advance of the meeting in order to be considered timely under the By-laws of the Company; provided, however, if less than 70 days prior notice is given for an annual meeting, proposals must be received within ten days of the mailing or public disclosure of such notice.

Proxy Solicitation

The entire cost of this solicitation will be borne by the Company, including reimbursement of banks, brokerage firms, custodians, nominees and fiduciaries for their reasonable expenses in sending proxy materials to the beneficial owners of stock. Solicitation will primarily be made by mail, but proxies may be solicited personally by the Company's officers, directors or employees, by telephone or by facsimile. In addition, the Company has retained American Stock Transfer & Trust Company to assist in the solicitation of proxies at a fee estimated to be $23,000, plus reimbursement of out-of-pocket expenses.

The Company's annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments filed with or furnished to the SEC pursuant to Sections 13(a) or 15 (d) of the Securities Exchange Act are available free of charge on the Company's website at www.avx.com as soon as reasonably practicable after being filed with the SEC.

By order of the Board,

/S/ KURT CUMMINGS
Kurt Cummings Corporate Secretary

June 30, 2004

ANNEX A

AVX CORPORATION
2004 STOCK OPTION PLAN

1. Adoption and Purpose. The Company hereby adopts this Plan providing for the granting of stock options to selected employees of the Company and its Subsidiaries. The general purpose of the Plan is to promote the interests of the Company and its Subsidiaries by providing to their employees incentives to continue and increase their efforts with respect to, and remain in the employ of, the Company and its Subsidiaries.

Options granted under the Plan may be "incentive stock options" within the meaning of Section 422 of the Code or "nonqualified stock options", and the specific type of option granted shall be designated by the Committee upon grant.

2. Administration. The Plan will be administered by the Equity Compensation Committee (the "Committee"), or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall qualify as (a) "outside directors" within the meaning of Section 162(m) of the Code and the regulations thereunder and (b) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Exchange Act and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer stock options that are made to participants who at the time of consideration for such stock option are, or who are anticipated to become, either (i) a "covered employee", as defined in Code Section 162(m)(3) or (ii) a person subject to the short-swing profit rules of Section 16 of the Exchange Act. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 2) shall include the Board.

Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to administer the Plan and to exercise all powers and authority either specifically granted to it under the Plan or necessary and advisable in the administration of the Plan, including without limitation the authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms of all options granted under the Plan (which need not be identical), the purchase price of the shares covered by each option, the individuals to whom and the time or times at which options shall be granted, whether an option shall be an incentive stock option or a nonqualified stock option, when an option can be exercised and whether in whole or in installments, and the number of shares covered by each option; and to make all other necessary or advisable determinations with respect to the Plan. The determination of the Committee on such matters shall be conclusive.

To the extent permitted under Delaware law, the Board or the Committee may expressly delegate to any individual or group of individuals some or all of the Committee's authority to grant awards under this Plan, except that no delegation of its duties and responsibilities may be made with respect to awards to any participant who is, or who is anticipated to be become, either (i) a "covered employee", as defined in Code Section 162(m)(3) or (ii) a person subject to the short-swing profit rules of Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Committee, and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

3. Participants. The Committee shall from time to time select the officers and key employees of the Company and its Subsidiaries to whom options are to be granted, and who will, upon such grant, become participants in the Plan.

4. Shares Subject to Plan. The Committee may not grant options under the Plan for more than 10,000,000 shares of Common Stock, subject to any adjustment as provided in Section 13 hereof. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased on the open market. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan will again be available for issuance under the Plan.

5. Limitation on Number of Options. The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the stock with respect to which incentive stock options granted to an employee under the Plan are exercisable for the first time during any calendar year may not exceed $100,000. To the extent that this dollar limitation is exceeded, the excess options shall be deemed to be non-qualified stock options.

Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 13), the maximum number of shares of Common Stock with respect to one or more options that may be granted during any one calendar year under the Plan to any one participant shall be 1,000,000.

6. Grant of Options. All options under the Plan shall be granted by the Committee or such person delegated by the Committee pursuant to Section 2. The Committee or such delegate shall determine the number of shares of Common Stock to be offered from time to time by grant of options to employees who are participants of the Plan (it being understood that more than one option may be granted to the same employee). The grant of an option to an employee shall not be deemed either to entitle the employee to, or to disqualify the employee from, participation in any other grant of options under the Plan.

7. Option Price. The purchase price per share of the Common Stock for any option granted under the Plan shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value per share of the Common Stock at the time the option is granted. Notwithstanding the foregoing, no incentive stock option shall be granted to an employee who, at the time of such grant, is a Ten Percent Shareholder unless the option price per share is at least 110% of the Fair Market Value per share of the Common Stock subject to the incentive stock option at the time the option is granted.

8. Option Period. The option period will begin on the date the option is granted, which will be the date the Committee authorizes the option unless the Committee specifies a later date. No option may terminate later than the day prior to the tenth anniversary of the date the option is granted; provided, however, that an incentive stock option granted to an employee who, at the time of such grant, is a Ten Percent Shareholder shall not be exercisable after the expiration of five years after the date of grant. The Committee may provide for the exercise of options in installments and upon such terms, conditions and restrictions as it may determine.

9. Exercisability of Options. The Committee shall prescribe the installments, if any, in which an option granted under the Plan shall become vested and exercisable.

If the participant voluntarily terminates his employment or his employment with the Company or Subsidiary is terminated for Cause, neither the Company, the Parent nor any Subsidiary shall have any further obligation to the participant hereunder, and the options (whether or not vested) shall immediately terminate in full. In the event a participant's employment is terminated by the Company for any reason other than for Cause, options may be exercised, to the extent vested and exercisable as of his date of termination of employment, by the participant in accordance with its terms but in no event beyond the earlier of (x) 90 days after the date of termination, unless such period is extended in the discretion of the Committee, or (y) the scheduled expiration of such option.

10. Payment; Method of Exercise. Payment shall be made in cash or in shares of Common Stock already owned by the holder of the option (valued at Fair Market Value on the date of exercise) or partly in cash and partly in such shares; provided, however, that if shares are used to pay the exercise price of an option, such shares must have been held by the participant for at least such period of time, if any, as necessary to avoid variable accounting for the option. The Committee, in its sole discretion, may authorize additional methods by which the exercise price of an option may be paid (including "cashless exercise" arrangements), and by which shares of Common Stock shall be delivered or deemed to be delivered to participants. No shares may be issued until full payment of the purchase price therefore has been made, and a participant will have none of the rights of a stockholder until shares are issued to him.

Options shall be exercised by written notice to the Company. Such notice shall state that the holder of the option elects to exercise the option, the number of shares in respect of which it is being exercised and the manner of payment for such shares and shall be accompanied by payment of the full purchase price of such shares.

11. Withholding Taxes. The Company or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the participant's FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If shares of Common Stock are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such shares must have been held by the participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the option. With respect to withholding required upon any taxable event under the Plan, the Committee may require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the option shares of Common Stock having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee may establish.

12. Rights in the Event of Death, Retirement or Incapacity. If a participant's employment is terminated due to death, Retirement or Incapacity prior to the termination of his or her right to exercise an option in accordance with the provisions of his or her stock option without having fully exercised the option, then the total number of shares of Common Stock then underlying the option shall thereupon become exercisable. Such exercisable options may only be exercised prior to the date of their original expiration. In the event of a termination of a participant's employment due to death or Incapacity, or a participant's death following his or her termination of employment during the period in which his or her option remains exercisable, then notwithstanding the foregoing, such option may be exercised to the extent the option could have been exercised by the participant, by the participant's estate or by the person who acquired the right to exercise the option by bequest or inheritance only during the period within one year after the date of death or termination for Incapacity, but in no event beyond the original expiration date of the option.

13. Effect of Certain Changes.

(a) If there is any change in the number of outstanding shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination, exchange of shares, merger, consolidation, liquidation, split-up, spin-off or other similar change in capitalization, any distribution to common shareholders, including a rights offering, other than cash dividends, or any like change, then the number of shares of Common Stock available for grant under Section 4, the authorization limits in Section 5, the number of such shares covered by outstanding options, and the price per share of such options shall be proportionately adjusted by the Committee to reflect such change or distribution; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Without limiting the foregoing, in the event of a subdivision of the outstanding shares of Common Stock (stock-split), a declaration of a dividend payable in shares of Common Stock, or a combination or consolidation of the outstanding shares of Common Stock into a lesser number of shares, the authorization limits under Sections 4 and 5 shall automatically be adjusted proportionately, and the shares of Common Stock then subject to each option shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

(b) In the event of a change in the Common Stock of the Company as presently constituted, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

(c) In the event of a reorganization, recapitalization, merger, consolidation, acquisition of property or stock, extraordinary dividend or distribution, separation or liquidation of the Company, or any other event similarly affecting the Company, the Board or the Committee shall have the right, but not the obligation, notwithstanding anything to the contrary in this Plan, to provide that outstanding options granted under this Plan shall (i) be canceled in respect of a cash payment or the payment of securities or property, or any combination thereof, with a per share value determined by the Board in good faith to be equal to the value received by the stockholders of the Company in such event in the respect of each share of Common Stock, with appropriate deductions of exercise prices, or (ii) be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction.

(d) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. The Committee's determination need not be uniform and may be different for different participants whether or not such participants are similarly situated.

14. Nonexclusive Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

15. Assignability. Nonqualified options may be transferred by gift to any member of the optionee's immediate family or to a trust for the benefit of one or more of such immediate family members, and nonqualified and incentive stock options may be transferred by the laws of descent and distribution. Incentive stock options are otherwise non-transferable. During an optionee's lifetime, options granted to an optionee may be exercised only by such optionee or by his or her guardian or legal representative unless the option has been transferred in accordance with the preceding sentence, in which case, it shall be exercisable only by such transferee. For purposes of this Section 15, immediate family shall mean the optionee's spouse, children and grandchildren.

16. Amendment or Discontinuance. The Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company, except that stockholder approval shall be required for any amendment that would (a) materially increase (except as provided in Section 13 hereof) the maximum number of shares of Common Stock for which options may be granted under the Plan, (b) materially expand the class of employees eligible to participate in the Plan, (c) expand the types of awards available under the Plan, (d) otherwise materially increase the benefits to participants under the Plan, or (e) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of the principal stock exchange or the NASDAQ National Market on which the Common Stock is then listed or traded.

17. Options Previously Granted. At any time and from time to time, the Committee may amend, modify or terminate any outstanding option without approval of the participant; provided, however:

(a) Such amendment, modification or termination shall not, without the participant's consent, reduce or diminish the value of such option determined as if the option had been exercised on the date of such amendment or termination (with the per-share value of an option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise price of such option);

(b) The original term of an option may not be extended without the prior approval of the stockholders of the Company;

(c) Except as otherwise provided in Section 13, the exercise price of an option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

(d) No termination, amendment, or modification of the Plan shall adversely affect any option previously granted under the Plan, without the written consent of the participant affected thereby. An outstanding option shall not be deemed to be "adversely affected" by a Plan amendment if such amendment would not reduce or diminish the value of such option determined as if the option had been exercised on the date of such amendment (with the per-share value of an option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise price of such option).

18. Effect of Plan. Neither the adoption of the Plan nor any action of the Board or Committee shall be deemed to give any officer or employee any right to be granted an option to purchase Common Stock or any other rights except as may be evidenced in a valid resolution, action, or minutes of the Committee (or of such person delegated by the Committee pursuant to Section 2), or by a stock option agreement or notice, or any amendment thereto, duly authorized by the Board or Committee (or by such person delegated by the Committee pursuant to Section 2) and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein.

19. Term. Unless sooner terminated by action of the Board, this Plan will terminate on August 1, 2014. The Committee may not grant options under the Plan after that date, but options granted before that date will continue to be effective in accordance with their terms. No incentive stock option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was adopted by the Board, or the termination of the Plan, if earlier.

20. Effectiveness; Approval of Stockholders. The Plan shall take effect upon its adoption by the Board, but its effectiveness and the exercise of any options shall be subject to the approval of the holders of a majority of the voting shares of the Company, which approval must occur within twelve months after the date on which the Plan is adopted by the Board.

21. Definitions. For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

(a) "Board" means the board of directors of the Company.

(b) "Cause" means the commission of an act of dishonesty, gross incompetency or intentional or willful misconduct, which act occurs in the course of participant's performance of his duties as an employee.

(c) "Code" means the Internal Revenue Code of 1986, as amended.

(d) "Common Stock" means the Common Stock which the Company is currently authorized to issue or may in the future be authorized to issue (as long as the Common Stock varies from that currently authorized, if at all, only in amount of par value).

(e) "Company" means AVX Corporation, a Delaware corporation.

(f) "Exchange Act" means the Securities Exchange Act of 1934, as from time to time amended.

(g) "Fair Market Value" means the average of the high and the low sales prices of a share of Common Stock on the date of grant (or, if not a trading day, on the last preceding trading day) as reported on the New York Stock Exchange Composite Transactions Tape or, if not listed on the New York Stock Exchange, the principal stock exchange or the NASDAQ National Market on which the Common Stock is then listed or traded; provided, however, that if the Common Stock is not so listed or traded then the Fair Market Value shall be determined in good faith by the Board.

(h) "Incapacity" means any material physical, mental or other disability rendering the participant incapable of substantially performing his services hereunder that is not cured within 180 days of the first occurrence of such incapacity. If the determination of Incapacity relates to an incentive stock option, "Incapacity" means Permanent and Total Disability, as defined in Section 22(e)(3) of the Code. In the event of any dispute between the Company and the participant as to whether the participant is incapacitated as defined herein, the determination of whether the participant is so incapacitated shall be made by an independent physician selected by the Company's Board of Directors and the decision of such physician shall be binding upon the Company and the participant.

(i) "Option Period" means the period during which an option may be exercised.

(j) "Parent" means any corporation in an unbroken chain of corporations ending with the Company if, at the time of granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(k) "Plan" means this AVX Corporation 2004 Stock Option Plan as amended from time to time.

(l) "Retirement" means, with respect to any participant, the participant's retirement as an employee of the Company on or after reaching age 65, or as otherwise provided under a participant's terms of employment governed by a separate agreement.

(m) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The "Subsidiaries" means more than one of any such corporations.

(n) "Ten Percent Shareholder" means an individual who owns (or is treated as owning under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary.

ANNEX B

AVX CORPORATION
2004 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

1. Adoption and Purpose. The AVX Corporation (the "Company") hereby adopts the 2004 AVX Corporation Non-Employee Directors' Stock Option Plan (the "Plan") to secure for the Company and its stockholders the benefits of the incentive inherent in increased common stock ownership by the members of the Board of Directors (the "Board") of the Company who are not employees of the Company or any of its subsidiaries (a "Non-Employee Director").

2. Administration. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of stock options made under the Plan (the "Options") and the power to determine the restrictions, if any, on the ability of participants to earn-out and to dispose of any stock issued in connection with the exercise of any Options granted pursuant to the Plan. The Board shall, subject to the provisions of the Plan, have the power to interpret the Plan and to prescribe, amend and rescind rules and regulations for the administration of the Plan as it may deem desirable. Any decisions of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may authorize any one or more of their number (each, a "Director") or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. The Board hereby authorizes the Secretary to execute and deliver all documents to be delivered by the Board pursuant to the Plan. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute.

3. Shares Subject to Plan. The stock which may be issued and sold under the Plan will be the Common Stock (par value $0.01 per share) of the Company. The total amount of stock for which Options may be granted under the Plan shall not exceed 1,000,000 shares of Common Stock, subject to adjustment as provided in Section 6 below. The stock to be issued may be either authorized and unissued shares, shares held by the Company in its treasury, or Common Stock purchased on the open market. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an Option granted under the Plan may be reoffered under the Plan.

4. Participants. Each Non-Employee Director shall be eligible to receive an Option in accordance with Section 5 below.

5. Terms and Conditions of Options. Each Option granted under the Plan shall comply with the following terms and conditions:

(a) The Option exercise price shall be the "Fair Market Value" of the Common Stock shares subject to such Option on the date the Option is granted, which shall be the average of the high and the low sales prices of a share of Common Stock on the date of grant (or, if not a trading day, on the last preceding trading day) as reported on the New York Stock Exchange Composite Transactions Tape or, if not listed on the New York Stock Exchange, the principal stock exchange or the NASDAQ National Market on which the Common Stock is then listed or traded; provided, however, that if the Common Stock is not so listed or traded then the Fair Market Value shall be determined in good faith by the Board.

(b) Each new Non-Employee Director elected on the date of an Annual Meeting of Stockholders of the Company shall automatically receive an Option for 15,000 shares of Common Stock as of the first day of the month following such annual meeting. Each Non-Employee Director who has been re-elected as a Non-Employee Director shall automatically receive an additional Option for 15,000 shares of Common Stock in the year in which the third anniversary of his or her latest option grant occurs provided that he/she has been re-elected as a Non-Employee Director in such year. Such Option shall be granted as of the first day of the month following the Annual Meeting of Stockholders of the Company in such year.

(c) Each Non-Employee Director may also be granted Options from time to time upon prior approval by the full Board.

(d) No Option or any part of an Option shall be exercisable:

(i) after the expiration of ten years from the date the Option was granted,

(ii) unless written notice of the exercise is delivered to the Company specifying the number of shares to be purchased and payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise; such payment shall be made

(A) in cash or by check,

(B) by tendering to the Company Common Stock shares owned by the person exercising the Option and having a Fair Market Value equal to the cash exercise price applicable to such Option, it being understood that the Board shall determine acceptable methods for tendering Common Stock shares and may impose such conditions on the use of Common Stock shares to exercise Options as it deems appropriate, or

(C) by a combination of cash or check and Common Stock shares as aforesaid; or

(D) by additional methods as may be authorized by the Board in it sole discretion (including "cashless exercise" arrangements); and

(iii) unless the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, a Director of the Company, except that if such person shall cease to be such a Director by reason of Retirement (as defined below), Incapacity (as defined below) or death while holding an Option that has not expired and has not been fully exercised, such person, or in the case of death, the executors, administrators, or distributees, as the case may be, may at any time after the date such person ceased to be such a Director (but in no event after the Option has expired under the provisions of subparagraph 5(d)(i) above) exercise the Option (to the extent exercisable by the Director on the date he ceased to be a Director) with respect to any shares of Common Stock as to which such person has not exercised the Option on the date the person ceased to be such a Director.

If any person who has ceased to be a Director for any reason other than death, shall die holding an Option that has not expired and has not been fully exercised, such person's executors, administrators, or distributees, as the case may be, may exercise the Option (to the extent vested and exercisable by the decedent on his date of death) provided that in no event may the Option be exercised after it has expired pursuant to subparagraph 5(d)(i).

In the event any Option is exercised by the executors, administrators, legatees, or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased optionee's estate or the proper legatees or distributees thereof.

(e) One-third of the total number of shares of Common Stock covered by all Options shall become exercisable beginning with the first anniversary date of the grant of the Option; thereafter an additional one-third of the total number of shares of Common Stock covered by the Option shall become exercisable on each subsequent anniversary date of the grant of the Option until on the third anniversary date of the grant of the Option the total number of shares of Common Stock covered by the Option shall become exercisable. In the event the Non-Employee Director ceases to be a Director by reason of Retirement, Incapacity or death, the total number of shares of Common Stock covered by the Option shall thereupon become exercisable. Such exercisable options must be exercised prior to the earlier of (i) one year after the date of such Retirement, Incapacity or death and (ii) the date of their original expiration.

(f) Options granted to a person shall automatically be forfeited by such person if such person shall cease to be a Director for reasons other than Retirement, Incapacity or death.

(g) As used in this Section 5, the term "Retirement" means the termination of a Director's service on the Board pursuant to (i) resignation from the Board upon reaching retirement age or (ii) otherwise resigning or not standing for reelection with the approval of the Board; provided, however, that "Retirement" shall not include any termination of service resulting from an act of (i) fraud or intentional misrepresentation or (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect majority-owned subsidiary of the Company, by such Director. The determination of whether termination results from any such act shall be made by the Board, whose determination shall be conclusive.

(h) As used in this Section 5, the term "Incapacity" means any material physical, mental or other disability rendering the Director incapable of substantially performing his or her services hereunder that is not cured within 180 days of the first occurrence of such incapacity. In the event of any dispute between the Company and the Director as to whether he or she is incapacitated as defined herein, the determination of whether the Director is so incapacitated shall be made by an independent physician selected by the Board and the decision of such physician shall be binding upon the Company and the Director.

6. Adjustment in the Event of Certain Changes in Stock.

(a) If there is any change in the number of outstanding shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination, exchange of shares, merger, consolidation, liquidation, split-up, spin-off or other similar change in capitalization, any distribution to common stockholders, including a rights offering, other than cash dividends, or any like change, then the number of shares of Common Stock available for options, the number of such shares covered by outstanding options, and the price per share of such options shall be proportionately adjusted by the Board to reflect such change or distribution; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Without limiting the foregoing, in the event of a subdivision of the outstanding shares of Common Stock (stock-split), a declaration of a dividend payable in shares of Common Stock, or a combination or consolidation of the outstanding shares of Common Stock into a lesser number of shares, the authorization limit under Section 3 and the award amounts under Section 5 shall automatically be adjusted proportionately, and the shares of Common Stock then subject to each option shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

(b) In the event of change in the Common Stock of the Company as presently constituted, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

(c) In the event of a reorganization, recapitalization, merger, consolidation, acquisition of property or stock, extraordinary dividend or distribution (other than as covered by Section 6(a) hereof), separation or liquidation of the Company, or any other event similarly affecting the Company, the Board shall have the right, but not the obligation, notwithstanding anything to the contrary in this Plan, to provide that outstanding options granted under this Plan shall (i) be canceled in respect of a cash payment or the payment of securities or property, or any combination thereof, with a per share value determined by the Board in good faith to be equal to the value received by the stockholders of the Company in such event in the respect of each share of Common Stock, with appropriate deductions of exercise prices, or (ii) be adjusted to represent options to receive cash, securities, property, or any combination thereof, with a per share value determined by the Board in good faith to be equal to the value received by the stockholders of the Company in such event in respect of each share of Common Stock, at such exercise prices as the Board in its discretion may determine is appropriate.

(d) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

7. Nonexclusive Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

8. Nonassignability. Options may be transferred by gift to any member of the optionee's immediate family or to a trust for the benefit of one or more of such immediate family members, by the laws of descent and distribution, or as otherwise permitted by the Board. During a Director's lifetime, options granted to a Director may be exercised only by the Director or by his or her guardian or legal representative or his or her permitted transferee.

9. Amendment or Discontinuance. The Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company, except that stockholder approval shall be required for any amendment that would (a) materially increase (except as provided in Section 6 hereof) the maximum number of shares of Common Stock for which Options may be granted under the Plan, (b) materially expand the class of persons eligible to participate in the Plan, (c) expand the types of awards available under the Plan, (d) otherwise materially increase the benefits to participants under the Plan, or (e) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of the principal stock exchange or the NASDAQ National Market on which the Common Stock is then listed or traded.

10. Options Previously Granted. At any time and from time to time, the Board may amend, modify or terminate any outstanding Option without approval of the optionee; provided, however:

(a) Such amendment, modification or termination shall not, without the optionee's consent, reduce or diminish the value of such Option determined as if the Option had been exercised on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise price of such Option);

(b) The original term of an Option may not be extended without the prior approval of the stockholders of the Company;

(c) Except as otherwise provided in Section 6, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

(d) No termination, amendment, or modification of the Plan shall adversely affect any Option previously granted under the Plan, without the written consent of the optionee affected thereby. An outstanding option shall not be deemed to be "adversely affected" by a Plan amendment if such amendment would not reduce or diminish the value of such Option determined as if the Option had been exercised on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise price of such Option).

11. Effect of Plan. Neither the adoption of the Plan nor any action of the Board shall be deemed to give any Non-Employee Director any right to be granted an option to purchase Common Stock or any other rights except as may be evidenced in a valid resolution, action, or minutes of the Committee, or by a stock option agreement or notice, or any amendment thereto, duly authorized by the Board and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein.

12. Term. Unless sooner terminated by action of the Board, this Plan will terminate on August 1, 2014. The Board may not grant Options under the Plan after that date, but Options granted before that date will continue to be effective in accordance with their terms.

13. Effectiveness; Approval of Stockholders. The Plan shall take effect upon its adoption by the Board, but its effectiveness and the exercise of any options shall be subject to the approval of the holders of a majority of the voting shares of the Company, which approval must occur within twelve months after the date on which the Plan is adopted by the Board.

14. Withholding Taxes. The Company shall have the authority and the right to deduct or withhold, or require an optionee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If shares of Common Stock are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such shares must have been held by the participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the option. With respect to withholding required upon any taxable event under the Plan, the Board may require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the option shares of Common Stock having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Board may establish.

ANNEX C

AVX Corporation
Management Incentive Plan

1. Purpose. The Company wishes to provide for the award of annual incentive compensation to selected employees of the Company and its Subsidiaries if specified Performance Goals are achieved. The general purpose of the Plan is to promote the interests of the Company's shareholders by providing to employees incentives to continue and increase their efforts with respect to, and remain in the employ of, the Company and its Subsidiaries.

2. Administration. The Plan will be administered by the Committee, which shall be comprised of three or more persons, each of whom shall qualify as an "outside director" within the meaning of Section 162(m) of the Internal Revenue code of 1986, as amended.

Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to administer the Plan and to exercise all powers and authority either specifically granted to it under the Plan or necessary and advisable in the administration of the Plan, including without limitation the authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to grant Awards, to determine the terms, provisions and conditions of all Awards granted under the Plan (which need not be identical), the individuals to whom and the time or times when Awards shall be granted, and to make all other necessary or advisable determinations with respect to the Plan. The determination of the Committee on such matters shall be conclusive.

3. Participants. The Committee shall from time to time select the officers and key employees of the Company and its Subsidiaries to whom Awards are to be granted, and who will, upon such grant, become participants in the Plan.

4. Performance Awards. (a) The Performance Goals and Performance Period applicable to an Award shall be set forth in writing by the Committee no later than 90 days after the commencement of the Performance Period. The Committee shall have the discretion to later revise the Performance Goals solely for the purpose of reducing or eliminating the amount of compensation otherwise payable upon attainment of the Performance Goals.

(b) In making an Award, the Committee may take into account an employee's responsibility level, performance, cash compensation level, incentive compensation awards and such other considerations as it deems appropriate. The amount paid out upon satisfying the Performance Goals shall not exceed 200% of the employee's base salary determined on the date of grant of the Award, and in no event shall an employee receive payments under the Plan in connection with any one fiscal year which exceed $5.0 million.

5. Employment. Except as provided in the next sentence, an Award shall terminate for all purposes if the employee does not remain continuously employed and in good standing with the Company until payment of such Performance Award. An employee (or in the event of the employee's death, his or her beneficiaries or estate) whose employment was terminated because of death, disability or Retirement will receive a pro rata portion of the payment of his or her Award based upon the portion of the Performance Period during which he or she was so employed so long as the Performance Goals are subsequently achieved.

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6. Payment of Awards. Payment with respect to an Award will be distributed in a lump sum wholly in cash, after appropriate tax withholdings, as soon as practicable following the determination of actual performance and written certification by the Committee that the Performance Goals with respect to an Award have been met.

7. Nonexclusive Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable and such arrangements may be either generally applicable or applicable only in specific cases.

8. Nonassignability. No Awards may be transferred, alienated or assigned other than by will or by the laws of descent and distribution.

9. Amendment of Discontinuance. The Plan may be amended or discontinued by the Committee without the approval of the Board.

10. Effect of Plan. Neither the adoption of the Plan nor any action of the Board or Committee shall be deemed to give any officer or employee any right to continued employment or any other rights.

11. Effective Date of Plan. The Plan shall take effect as of April 1, 2004.

12. Definitions. For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

  "Award" means an incentive award made pursuant to the Plan, the payment of which is contingent upon attainment of Performance Goals.
  "Board" means the Board of Directors of the Company.
  "Committee" means the Compensation Committee of the Board.
  "Company" means AVX Corporation, a Delaware corporation.
  "Performance Goals" means the performance goals as may be established by the Committee which shall be based on the Company's Profit Before Taxes for a Performance Period.
  "Performance Period" means the fiscal year of the Company or such other period of time as is designated by the Committee during which the Performance Goals are measured.
  "Plan" means this AVX Corporation Management Incentive Plan as amended from time to time.
  "Profit Before Taxes" means income before special, unusual, restructuring or extraordinary items and income taxes as reported in the Company's consolidated financial statements.
  "Retirement" means, with respect to any participant, the participant's retirement as an employee of the Company on or after reaching age 55.
  "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "Subsidiaries" means more than one of any such corporations.

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ANNUAL MEETING OF SHAREHOLDERS OF

AVX CORPORATION

July 20, 2004

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NAMED DIRECTOR AND "FOR" PROPOSALS 2 THROUGH 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES: Class II & Class I

- ○ JOSEPH STACH (CLASS II - Term expiring in 2006)
- ○ KAZUO INAMORI (CLASS I - Term expiring in 2007)
- ○ KENSUKE ITOH (CLASS I - Term expiring in 2007)
- ○ BENEDICT P. ROSEN (CLASS I - Term expiring in 2007)
- ○ RICHARD TRESSLER (CLASS I - Term expiring in 2007)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To approve the AVX Corporation 2004 Stock Option Plan;	☐	☐	☐
3. To approve the AVX Corporation 2004 Non-Employee Directors' Stock Option Plan;	☐	☐	☐
4. To ratify the Management Incentive Plan; and	☐	☐	☐

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE HEREOF.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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This Proxy is Solicited on Behalf of the Board of Directors of

AVX CORPORATION

801 17th Ave. South - Myrtle Beach, South Carolina 29577

The undersigned hereby appoints Benedict P. Rosen, Chairman, and John S. Gilbertson, President and Chief Executive Officer, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of AVX Corporation held of record by the undersigned on June 30, 2004, at the Annual Meeting of Shareholders to be held on July 20, 2004, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH NAMED DIRECTOR AND FOR PROPOSALS 2 THROUGH 4. THE PROXIES HEREIN NAMED WILL VOTE ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

IF VOTING BY MAIL, PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

(Continued and to be signed on the reverse side)

COMMENTS:

14475

ANNUAL MEETING OF SHAREHOLDERS OF

AVX CORPORATION

July 20, 2004

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

\- OR -

TELEPHONE - Call toll-free **1-800-PROXIES** from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.

\- OR -

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your control number available when you access the web page.

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NAMED DIRECTOR AND "FOR" PROPOSALS 2 THROUGH 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES: Class II & Class I

- ○ JOSEPH STACH (CLASS II - Term expiring in 2006)
- ○ KAZUO INAMORI (CLASS I - Term expiring in 2007)
- ○ KENSUKE ITOH (CLASS I - Term expiring in 2007)
- ○ BENEDICT P. ROSEN (CLASS I - Term expiring in 2007)
- ○ RICHARD TRESSLER (CLASS I - Term expiring in 2007)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To approve the AVX Corporation 2004 Stock Option Plan;	☐	☐	☐
3. To approve the AVX Corporation 2004 Non-Employee Directors' Stock Option Plan;	☐	☐	☐
4. To ratify the Management Incentive Plan; and	☐	☐	☐

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE HEREOF.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROPOSAL I - ELECTION OF DIRECTORS
Directors Standing for Election
Directors Continuing in Office
PROPOSAL II - ADOPTION OF THE AVX CORPORATION 2004 STOCK OPTION PLAN
PROPOSAL III - ADOPTION OF THE 2004 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
PROPOSAL IV - PROPOSED RATIFICATION OF THE MANAGEMENT INCENTIVE PLAN

Ownership of Securities by Directors, Director Nominees and Executive Officers
Security Ownership of Certain Beneficial Owners
Section 16(a) Beneficial Ownership Reporting Compliance
Board of Directors - Governance
Board of Directors - Meetings Held and Committees
Compensation of Directors
Executive Compensation
Summary Compensation Table
Aggregated Option Exercises in Last Fiscal Year And Fiscal Year-End Option Values
Stock Option Grants in Last Fiscal Year
Equity Compensation Plan Information
Compensation Committee Interlocks and Insider Participation
Report of the Compensation Committee and Equity Compensation Committee
Report of the Audit Committee
Relationship With Kyocera and Related Transactions
Stock Price Performance Graph
2005 Shareholder Proposals
Proxy Solicitation
ANNEX A - AVX Corporation 2004 Stock Option Plan
ANNEX B - AVX Corporation 2004 Non-Employee Directors' Stock Option Plan
ANNEX C - AVX Corporation Management Incentive Program
Proxy Card